NUVEEN
Exchange Traded Funds

March 31, 1999

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.

Photo of couple on a dock

NNY
NNP
NQN
NVN
NUN
NNF
New York

Highlights
As of March 31, 1999

 Credit Quality                    Performance Highlights
================================================================================

Nuveen New York Municipal Value Fund, Inc. (NNY)

AAA/U.S. Guaranteed                54%
AA                                 15%
A                                  15%
BBB/NR                             16%

                                   o Taxable-equivalent yield of 8.05%*
                                   o Outperformed its Lipper Peer Group**

Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

AAA/U.S. Guaranteed                62%
AA                                 14%
A                                   6%
BBB/NR                             18%

                                   o Taxable-equivalent yield of 9.33%*
                                   o Good credit quality, with 76% of the Fund's
                                     investments rated AA or higher

Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)

Insured                             55%
Insured and U.S. Guaranteed         36%
U.S. Guaranteed                      9%

                                   o Taxable-equivalent yield of 9.02%*
                                   o Good credit quality, with 100% of the
                                     Fund's investments either Insured or U.S.
                                     Guaranteed

Nuveen New York Select Quality Municipal Fund, Inc. (NVN)

Insured                            69%
Insured and U.S. Guaranteed        22%
U.S. Guaranteed                     9%

                                   o Taxable-equivalent yield of 9.27%*
                                   o Stable dividend for 32 consecutive months

Nuveen New York Quality Income Municipal Fund, Inc. (NUN)

Insured                            69%
Insured and U.S. Guaranteed        24%
U.S. Guaranteed                     7%

                                   o Taxable-equivalent yield of 8.90%*
                                   o Stable or increasing dividend since the
                                     Fund's inception

Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)

Insured                            79%
Insured and U.S. Guaranteed        20%
U.S. Guaranteed                     1%

                                   o Taxable-equivalent yield of 7.98%*
                                   o Outperformed its Lipper Peer Group**

*  For investors in the combined federal and state income tax rate of 35.5%
** The Lipper Peer Group return represents the average annualized return of the funds in the appropriate Lipper Municipal Debt category. The Lipper total return assumes reinvestment of dividends and does not reflect any applicable sales charges.

   Contents
  1      Dear Shareholder
  3      Portfolio Manager's Comments
  5      NNY Performance Overview
  6      NNP Performance Overview
  7      NQN Performance Overview
  8      NVN Performance Overview
  9      NUN Performance Overview
 10      NNF Performance Overview
 11      Portfolio of Investments
 38      Statement of Net Assets
 39      Statement of Operations
 40      Statement of Changes in Net Assets
 41      Notes to Financial Statements
 46      Financial Highlights
 48      Building a Better Portfolio
 49      Fund Information

Photo of Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I'm pleased to report that over the past 12 months, the Nuveen Exchange-Traded Funds covered in this report continued to meet their primary objectives of providing you with dependable tax-free income and attractive levels of after-tax total returns. The combination of these two factors demonstrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.

The Year in Review
The past 12 months saw the U.S. economy continue its pattern of non-inflationary growth, combined with low interest rates and unemployment levels that remain among the lowest in more than 30 years. Much of the current economic growth is propelled by consumer demand, which has helped the U.S. resist the downward pull of weaker overseas markets. All indications point to a confident consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock, and job markets. On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun sending recovery signals.

At the same time, inflation in the U.S. continued to operate at benign levels, with an increase of only 1.6% for the 12 months ended March 31, 1999. As Federal Reserve Chairman Alan Greenspan has recently stated, one of the key factors in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for off-setting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

Last fall, the Federal Reserve eased short-term interest rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive cuts brought the federal funds rate to 4.75%, averting a potential domestic credit crunch and restoring some stability to global markets. Following the success of these preemptive moves, the Federal Reserve seemed to shift its inflation-fighting approach to a more reactive stance. Barring any unforeseen developments, expectations are for a stable Fed policy and a stable interest rate environment throughout the remainder of 1999. In the months ahead, we will continue to watch for indications from the Fed and other factors that affect the economy's future, including wage and employment statistics, reports on productivity growth, capital equipment spending, and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.

Municipal Bonds:
An Attractive Investment Option
As interest rates declined over the past year, our municipal bond funds continued to provide bright spots among investment options, offering attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a calm haven in otherwise turbulent markets, with lower volatility relative to Treasury bonds and other fixed-income investments. For the first three months of 1999, munis continued to outperform Treasuries and, in fact, were among the best performing asset classes for the quarter.

The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds from the price decline that occurred in the Treasury market during the first quarter of the year. While interest rates on 30-year Treasury bonds rose from 5.10% at the end of December to 5.63% as of March 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, rose just three basis points - from 5.26% to 5.29%. Given the inverse relationship between interest rates and bond prices, as rates went up, prices went down. Though municipal bond prices also decreased, the drop was not as dramatic as it was for Treasuries. The differential in performance reflects the fact that Treasuries had become relatively expensive due to safe-haven buying during the international economic crises of the past year. The financial turmoil around the globe eventually subsided, and foreign investors began to shy away from U.S. denominated securities, which caused Treasuries to drop in price. At the end of March 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the more typical range of 86-87%. For investors, this meant that quality long-term municipal bonds offered almost the same yield as Treasury bonds with comparable maturities
- even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

In 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. In the first quarter of 1999, however, as the market settled into a stable interest rate environment, refunding activity dropped off dramatically. As a result, municipal supply declined 30% from the levels of the first quarter of 1998. This, in turn, enhanced the attractiveness of the municipal bonds that were brought to market, as demand - especially from individual investors - remained relatively strong.

The U.S. economy continues to benefit municipal issuers, as higher tax revenues produced improvements in the fundamental health of many municipalities. In 1998, for example, state tax revenues rose by an average of 6.9%. This expanded flow of tax dollars resulted in higher credit ratings for many municipal governments, as Moody's and Standard & Poor's - the two largest credit rating agencies - upgraded 95 municipal bond issues while downgrading only 47. The healthcare sector accounted for half of the downgraded issues, as improved projections regarding Medicare's solvency were countered by medical costs that outpaced inflation and continued pressure on hospitals from health insurers and the government.

The Value of Nuveen Expertise
The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed each issue to select those securities best suited to help the funds achieve their investment objectives. With the outlook for tighter supply and continued demand in 1999, Nuveen's established market position ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide investors with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your financial adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security. For more information on our funds, contact your adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

Thank you for the confidence you have placed in Nuveen. We are committed to maintaining the trust you have shown in us and look forward to meeting your investment needs well into the next century.

Sincerely,



/s/Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board

May 17, 1999

Sidebar text: "The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market."

Nuveen New York Exchange-Traded Funds
Portfolio Manager's Comments

Portfolio manager Steve Peterson discusses the New York municipal market, recent fund performance, and key investment strategies for the Nuveen New York Exchange-Traded Funds. Steve, who joined Nuveen in 1988, manages a range of Nuveen national and state municipal bond funds. He assumed portfolio management responsibilities for the New York funds in early 1999.

What economic factors have affected the municipal market in New York?
Over the past 12 months, the economy of the state of New York continued to improve, due largely to the ongoing success of the financial services sector, particularly the securities industry centered in New York City. Based on the increased tax revenues generated by this source, New York State - like many other states and municipalities across the nation - is now enjoying a budget surplus. This underscores the heavy influence of New York City - with 50% of the state's population - on the state's economy. In recognition of New York City's booming economy, both Standard & Poor's and Moody's upgraded the city's credit rating from BBB+/Baa1 to A-/A3 in 1998. Although employment in the state has improved over the past year, New York still lags the national economy in job growth, with an unemployment rate of 5.0% in March, compared with the national average of 4.2%. Several areas of the state have been hurt by the decline in manufacturing brought on, in part, by the state's high tax rates, which have made it difficult to attract new businesses and replace lost manufacturing jobs.

Although municipal issuance in New York during the first three months of 1999 was down slightly from the previous quarter, supply continues to be strong, with $31.8 billion of new bonds issued in the 12-month period ended March 31,1999. This compares favorably with the $32.3 billion of the prior year, especially when we note that the Long Island Power Authority issue, the largest issuance in municipal market history, accounted for $3.5 billion of the 1997-98 number. Issuance in New York was driven by low interest rates and the state's considerable capital needs to repair and replace an aging infrastructure.

Over the past year, the largest segment of new bonds came from the utilities sector, along with heavy issuance from state appropriation programs for state hospitals and schools, the City of New York, New York City Transitional Finance Authority, and New York City Municipal Water Finance Authority. The majority of funds raised by the Water Authority will be used to finance a third water tunnel for New York City, a multi-billion dollar project that is expected to take another 20 years to complete. The heavy supply of municipal bonds in New York was met with one of the highest levels of demand in the nation, driven by the combination of three factors: wealth (New York ranks among the top five states in per capita income), population (the second largest state), and tax rate (one of the highest in the country, especially for New York City residents).

How did the New York funds perform over the past year?
For the 12 months ended March 31, 1999, the Nuveen New York Exchange-Traded Funds produced total returns on net asset value (NAV) ranging from 4.73% to 6.58%, providing taxable-equivalent returns of 8.12% to 9.64% (for investors in the combined federal and state income tax rate of 35.5%), as shown in the accompanying table. For comparison purposes, the total returns on the funds' benchmarks - the Lehman Brothers New York Municipal Bond Index and the Lehman New York Insured Municipal Bond Index - and the averages for the appropriate Lipper New York Municipal Debt category are also provided.

                           Lehman New York     Lipper New York
     Total Return on NAV      Total Return(1)        Average(2)
---------------------------------------------------------------
  1-Year Ended    Taxable-      1-Year Ended       1-Year Ended
       3/31/99  Equivalent(3)        3/31/99            3/31/99
---------------------------------------------------------------
NNY      5.22%       8.12%             6.43%             5.02%
---------------------------------------------------------------
NNP      5.20%       8.93%             6.43%             6.07%
---------------------------------------------------------------
NQN      5.33%       9.05%             6.51%             6.07%
---------------------------------------------------------------
NVN      4.73%       8.26%             6.51%             6.07%
---------------------------------------------------------------
NUN      5.27%       8.65%             6.51%             6.07%
---------------------------------------------------------------
NNF      6.58%       9.64%             6.51%             6.07%
---------------------------------------------------------------

Over the past year, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell only 10 basis points, an indication of a relatively stable interest rate climate. In this environment, the funds' durations (the measurement of a bond fund's price volatility in response to interest rate changes) played a smaller, though still significant role in determining their returns relative to the market. NNF, which had the longest leverage-adjusted duration (9.18 years) among these funds as of March 31, 1999, also had the best performance over the past 12 months, while NVN, with the shortest duration (5.43 years), produced the lowest return. Other factors such as sector weightings, levels of call protection, and bond selection also had an impact on the performance of each fund. For example, the upgrade of New York City's credit rating by both Standard & Poor's and Moody's resulted in price appreciation for bonds issued by the city. Because each of the New York funds held a different percentage of New York City bonds, this contributed to the performance differential.

1 NNY and NNP are compared with the Lehman Brothers New York Municipal Bond
  Index, an unleveraged index comprising a broad range of New York investment-grade municipal bonds. The remaining four Nuveen New York funds, which are insured, are compared with the Lehman New York Insured Municipal Bond Index, an unleveraged index covering a broad range of insured New York municipal bonds. Results for Lehman indexes do not reflect any initial or ongoing expenses.
2 The Lipper New York Peer Group returns represent the average annualized returns of the funds in the Lipper New York Municipal Debt category. NNY, an unleveraged fund, is compared with other unleveraged New York funds in the Lipper data base, while NNP is compared with a leveraged New York peer group. The remaining funds, which are insured and leveraged, are compared with the New York Insured Leveraged category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
3 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

How were the funds' dividends and share prices affected?
In the low interest rate environment of the past twelve months, good call protection helped support the dividends of NVN, NUN, and NNF and shield the income of these funds from erosion. In addition, excellent dividend management strategies enabled us to increase the dividend of NNF in February 1999, enhancing the competitiveness of its current market yield. As of March 31, 1999, NVN had provided shareholders with 32 consecutive months of steady income, while NUN and NNF had produced steady or increasing dividends since their inceptions. During the past year, lower interest rates also led to an increase in the number of bond calls, as issuers sought to reduce debt financing costs. In addition, declining rates meant that proceeds from prepaid or matured bonds had to be reinvested in issues paying relatively lower current rates. Both of these situations contributed to reductions in the income levels of NNY, NNP, and NQN and necessitated dividend cuts in these three funds. Even with these dividend adjustments, all of the funds have continued to provide attractive market yields.

As interest rates declined, active demand for funds such as NNF, with its exceptional track record of steady income, and NNP, which offered the highest yield among the six New York funds, resulted in solid share price performance. For the remaining four funds, dividend adjustments and/or a higher potential for bond calls led to declines in share price. At the same time, the funds' NAVs - with the exception of NNF's - generally did not keep pace with gains in the overall bond market. As a result of these changes, five of the funds saw their premiums (share price above NAV) increase over the past year, while NNY, which is the oldest New York fund, moved from a premium to a slight discount (share price below NAV).

              Current               Premium/            Total Return
           Market Yield        Discount to NAV(4)      on Share Price
-----------------------------------------------------------------------
                                                    1-Year
                 Taxable-                            Ended     Taxable-
      3/31/99  Equivalent(3)   3/31/98   3/31/99   3/31/99 Equivalent(5)
-----------------------------------------------------------------------
NNY   5.19%         8.05%        3.25%    -0.67%     1.36%        4.17%
-----------------------------------------------------------------------
NNP   6.02%         9.33%        6.56%     8.56%     6.64%       10.12%
-----------------------------------------------------------------------
NQN   5.82%         9.02%        9.97%    10.48%     5.04%        8.41%
-----------------------------------------------------------------------
NVN   5.98%         9.27%        4.69%     6.31%     5.92%        9.30%
-----------------------------------------------------------------------
NUN   5.74%         8.90%        4.37%     5.04%     5.70%        8.93%
-----------------------------------------------------------------------
NNF   5.15%         7.98%        0.54%     5.18%    11.41%       14.44%
-----------------------------------------------------------------------

For additional information, see the individual Performance Overview for your fund in this report.

What key strategies were used to manage the New York funds during the past year? The focus of our management strategies for the New York Exchange-Traded Funds continued to be on supporting the highest level of tax-exempt dividends consistent with capital preservation. All of the New York Exchange-Traded Funds are managed on a relative value basis, a strategy designed to add value and maximize income. This strategy is based on the fact that every bond has a set of characteristics (e.g., call protection, liquidity, underlying credit, coupon) that fluctuate. Nuveen's excellent surveillance and research help us make the buy/sell decisions that can benefit the funds.

Another strategy we used to manage the funds involved taking advantage of changes in the yield curve. The yield curve plots the relationship between bond yields and corresponding maturities. Usually, but not always, bonds with longer maturities offer higher yields than those with shorter terms to maturity. When the yield curve "steepens," the difference between short-term and long-term interest rates widens; when the yield curve is "flat," the difference is relatively small. As the yield curve steepens or flattens, different maturities on the curve become more or less attractive. Over the past year, our objective was to purchase bonds at the most attractive part of the curve and sell those at the least attractive part. These trades enabled us to manage interest rate risk while maintaining the funds' yields.

Overall, the credit quality of the non-insured Nuveen New York Exchange-Traded Funds remained high. During the past six months, NNY traded up slightly in credit quality, as the portion of the fund invested in bonds rated AAA and AA rose from 66% to 69%. The fund also added some BBB rated bonds that represented significant value. As of the end of March 1999, NNP had 76% of its portfolio invested in bonds rated AAA and AA. Credit quality is not a major issue in the remaining funds, which are 100% invested in insured or U.S. Guaranteed bonds.

In the area of call protection, NNY, which was brought to market in 1987 as the first of the Nuveen New York Exchange-Traded Funds, continues to experience the normal part of the market cycle in which bond calls are likely to occur. This phase will continue until the year 2001, after which the fund will again offer good levels of call protection. NNP, NQN, and NVN will begin to face a significant number of bond calls between 2000 and 2002, while NUN and NNF are protected until 2002 and 2003, respectively. To minimize the impact of bond calls, we are already at work on strategies for managing through this period. For funds with tax loss carry-forwards, our strategy will include managing the tax liability by selling bonds due to be called at good prices and putting the proceeds to work through the purchase of additional bonds. This should enable us to provide some protection for the funds' income levels without incurring capital gains.

What is Nuveen's outlook for the future?
Looking ahead for the Nuveen New York Exchange-Traded Funds, our focus will remain on supporting the income streams of these funds. One of our strategies for protecting fund income is to continue taking advantage of changes in the yield curve. We will also look at positioning the funds' durations, particularly that of NVN, so that the funds are better protected against any interest rate volatility. These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the New York municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of fund shareholders.

In our opinion, municipal bonds are currently one of the most compelling values in the investment marketplace. Over the past 12 months, the value of these quality investments has been enhanced by excellent municipal-to-Treasury ratios (with municipal yields comparable to Treasury yields even before the tax advantage of municipals is taken into account) as well as a market environment characterized by low interest rates and benign inflation. With continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, the demand for municipal bond funds is expected to grow. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.


3 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on a combined federal and state income tax rate of 35.5%.
4 A fund's premium or discount represents the ratio of the fund's share price to its NAV.
5 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen New York Municipal Value Fund, Inc.
Performance Overview
As of March 31, 1999

NNY

Portfolio Statistics
==================================================
Inception Date                               10/87
--------------------------------------------------
Share Price                               $10 1/16
--------------------------------------------------
Net Asset Value                             $10.13
--------------------------------------------------
Market Yield                                 5.19%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.52%
--------------------------------------------------
Taxable-Equivalent Yield (Federal
   and State)(1)                             8.05%
--------------------------------------------------
Fund Net Assets ($000)                    $153,189
--------------------------------------------------
Effective Maturity (Years)                   19.86
--------------------------------------------------
Modified Duration (Years)                     7.76
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         1.36%         5.22%
--------------------------------------------------
5-Year                         6.44%         5.82%
--------------------------------------------------
10-Year                        7.04%         7.34%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         4.17%         8.12%
--------------------------------------------------
5-Year                         9.81%         9.23%
--------------------------------------------------
10-Year                       10.53%        10.92%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================

U.S. Guaranteed                                20%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Long-TermCare                                  11%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0971 per share.

NNY
Bar chart
1998-1999 Monthly Tax-Free Dividends Per Share(3)
Apr     0.0470
May     0.0435
Jun     0.0435
Jul     0.0435
Aug     0.0435
Sep     0.0435
Oct     0.0435
Nov     0.0435
Dec     0.0435
Jan     0.0435
Feb     0.0435
Mar     0.0435

Line chart
Share Price Performance
4/9/98         10.5
4/17/98        10.313
4/24/98        10
5/8/98         10
5/15/98        9.688
5/22/98        9.625
5/29/98        9.75
6/5/98         9.813
6/12/98        9.688
6/19/98        9.5
6/26/98        9.5
7/2/98         9.625
7/10/98        9.75
7/17/98        9.5
7/24/98        9.438
7/31/98        9.5
8/7/98         9.5
8/14/98        9.563
8/21/98        9.563
8/28/98        9.75
9/4/98         9.563
9/11/98        9.688
9/18/98        9.688
9/25/98        9.938
10/2/98        10.375
10/9/98        10.25
10/16/98       10.375
10/23/98       10.13
10/30/98       10.19
11/6/98        10.13
11/20/98       10.06
11/27/98       10
12/4/98        10.44
12/11/98       10.06
12/18/98       9.94
12/24/98       9.94
1/8/99         10.06
1/15/99        9.69
1/22/99        9.75
1/29/99        10
2/5/99         10.13
2/12/99        10
2/19/99        10.06
2/26/99        10.13
3/5/99         10.25
3/19/99        10.13
3/26/99        10.19
3/31/99        10.0625

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen New York Performance Plus Municipal Fund, Inc.
Performance Overview
As of March 31, 1999

NNP

Portfolio Statistics
==================================================

Inception Date                               11/89
--------------------------------------------------
Share Price                                $17 1/4
--------------------------------------------------
Net Asset Value                             $15.89
--------------------------------------------------
Market Yield                                 6.02%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.72%
--------------------------------------------------
Taxable-Equivalent Yield (Federal
   and State)(1)                             9.33%
--------------------------------------------------
Fund Net Assets ($000)                    $340,493
--------------------------------------------------
Effective Maturity (Years)                   14.60
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.17
--------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         6.64%         5.20%
--------------------------------------------------
5-Year                         8.29%         6.67%
--------------------------------------------------
Since Inception                8.31%         8.51%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.12%         8.93%
--------------------------------------------------
5-Year                        12.05%        10.55%
--------------------------------------------------
Since Inception               12.06%        12.46%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================

U.S. Guaranteed                                38%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------
Healthcare                                      7%
--------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


NNP
Bar chart
1998-1999 Monthly Tax-Free Dividends Per Share(3)
Apr     0.0895
May     0.0895
Jun     0.0895
Jul     0.0895
Aug     0.0895
Sep     0.0895
Oct     0.0895
Nov     0.0865
Dec     0.0865
Jan     0.0865
Feb     0.0865
Mar     0.0865


Line chart
Share Price Performance
4/2/98         17.75
4/9/98         17.313
4/17/98        17.063
4/24/98        17.063
5/8/98         17.125
5/15/98        17.25
5/22/98        17.188
5/29/98        17.25
6/5/98         17.625
6/12/98        17.375
6/19/98        17.625
6/26/98        17.125
7/2/98         17.5
7/10/98        17.938
7/17/98        17.813
7/24/98        17.75
7/31/98        17.625
8/7/98         17.25
8/14/98        17.5
8/21/98        17.813
8/28/98        17.875
9/4/98         17.75
9/11/98        17.5
9/18/98        17.563
9/25/98        17.625
10/2/98        17.875
10/9/98        17.688
10/16/98       17.813
10/23/98       17.94
10/30/98       18
11/6/98        17.69
11/20/98       17.63
11/27/98       17.38
12/4/98        17.75
12/11/98       17.75
12/18/98       17.63
12/24/98       17.69
1/8/99         17.63
1/15/99        17.31
1/22/99        17.13
1/29/99        17.31
2/5/99         17.5
2/12/99        17.31
2/19/99        17.38
2/26/99        17.31
3/5/99         17.31
3/19/99        17.25
3/26/99        17.25
3/31/99        17.25

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen New York Investment Quality Municipal Fund, Inc.
Performance Overview
As of March 31, 1999

NQN

Portfolio Statistics
==================================================

Inception Date                               11/90
--------------------------------------------------
Share Price                                $17 1/8
--------------------------------------------------
Net Asset Value                             $15.50
--------------------------------------------------
Market Yield                                 5.82%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.43%
--------------------------------------------------
Taxable-Equivalent Yield (Federal and
   State)(1)                                 9.02%
--------------------------------------------------
Fund Net Assets ($000)                    $392,803
--------------------------------------------------
Effective Maturity (Years)                   14.57
--------------------------------------------------
Leverage-Adjusted Duration (Years)            6.83
--------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.04%         5.33%
--------------------------------------------------
5-Year                         9.54%         6.36%
--------------------------------------------------
Since Inception                8.25%         8.15%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.41%         9.05%
--------------------------------------------------
5-Year                        13.23%        10.14%
--------------------------------------------------
Since Inception               11.90%        11.93%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================

U.S. Guaranteed                                45%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------
Tax Obligation/Limited                          8%
--------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0858 per share

NQN
Bar chart
1998-1999 Monthly Tax-Free Dividends Per Share(3)
Apr     0.089
May     0.089
Jun     0.089
Jul     0.086
Aug     0.086
Sep     0.086
Oct     0.086
Nov     0.086
Dec     0.086
Jan     0.086
Feb     0.083
Mar     0.083


Line chart
Share Price Performance
4/9/98         17.438
4/17/98        17.375
4/24/98        17.25
5/8/98         17.125
5/15/98        17.688
5/22/98        17.688
5/29/98        17.75
6/5/98         17.625
6/12/98        17.938
6/19/98        18.188
6/26/98        17.813
7/2/98         17.813
7/10/98        17.938
7/17/98        17.813
7/24/98        17.563
7/31/98        17.75
8/7/98         17.75
8/14/98        17.875
8/21/98        17.813
8/28/98        17.563
9/4/98         17.625
9/11/98        17.75
9/18/98        17.438
9/25/98        17.5
10/2/98        17.813
10/9/98        17.688
10/16/98       17.5
10/23/98       17.5
10/30/98       17.5
11/6/98        17.69
11/20/98       17.69
11/27/98       17.81
12/4/98        18
12/11/98       17.75
12/18/98       18.06
12/24/98       18.06
1/8/99         17.81
1/15/99        17.19
1/22/99        16.94
1/29/99        17.25
2/5/99         17.44
2/12/99        17.38
2/19/99        17.31
2/26/99        17.25
3/5/99         17.31
3/19/99        17.38
3/26/99        17.25
3/31/99        17.125

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen New York Select Quality Municipal Fund, Inc.
Performance Overview
As of March 31, 1999

NVN

Portfolio Statistics
==================================================
Inception Date                                5/91
--------------------------------------------------
Share Price                               $16 9/16
--------------------------------------------------
Net Asset Value                             $15.58
--------------------------------------------------
Market Yield                                 5.98%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.67%
--------------------------------------------------
Taxable-Equivalent Yield (Federal and
   State)(1)                                 9.27%
--------------------------------------------------
Fund Net Assets ($000)                    $512,142
--------------------------------------------------
Effective Maturity (Years)                   15.04
--------------------------------------------------
Leverage-Adjusted Duration (Years)            5.43
--------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.92%         4.73%
--------------------------------------------------
5-Year                         9.82%         6.77%
--------------------------------------------------
Since Inception                7.84%         7.99%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         9.30%         8.26%
--------------------------------------------------
5-Year                        13.47%        10.41%
--------------------------------------------------
Since Inception               11.46%        11.62%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================

U.S. Guaranteed                                31%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Healthcare                                      7%
--------------------------------------------------
Utilities                                       7%
--------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0433 per share.

NVN
Bar chart
1998-1999 Monthly Tax-Free Dividends Per Share(3)
Apr     0.0825
May     0.0825
Jun     0.0825
Jul     0.0825
Aug     0.0825
Sep     0.0825
Oct     0.0825
Nov     0.0825
Dec     0.0825
Jan     0.0825
Feb     0.0825
Mar     0.0825


Line chart
Share Price Performance
4/2/98         16.25
4/9/98         16.375
4/17/98        16.125
4/24/98        16.125
5/8/98         16.375
5/15/98        16.75
5/22/98        16.313
5/29/98        16.438
6/5/98         16.938
6/12/98        16.875
6/19/98        16.875
6/26/98        16.563
7/2/98         16.813
7/10/98        17.063
7/17/98        17
7/24/98        16.938
7/31/98        17
8/7/98         16.75
8/14/98        16.625
8/21/98        16.938
8/28/98        17
9/4/98         16.813
9/11/98        16.813
9/18/98        16.75
9/25/98        16.625
10/2/98        17
10/9/98        16.938
10/16/98       16.688
10/23/98       16.75
10/30/98       17.06
11/6/98        16.94
11/20/98       17.19
11/27/98       17.13
12/4/98        17.25
12/11/98       17
12/18/98       17.38
12/24/98       17.38
1/8/99         17.19
1/15/99        17
1/22/99        16.63
1/29/99        16.69
2/5/99         17
2/12/99        17.19
2/19/99        17
2/26/99        17
3/5/99         17.06
3/19/99        16.81
3/26/99        16.75
3/31/99        16.5625

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen New York Quality Income Municipal Fund, Inc.
Performance Overview
As of March 31, 1999

NUN

Portfolio Statistics
==================================================
Inception Date                               11/91
--------------------------------------------------
Share Price                               $16 5/16
--------------------------------------------------
Net Asset Value                             $15.53
--------------------------------------------------
Market Yield                                 5.74%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.32%
--------------------------------------------------
Taxable-Equivalent Yield (Federal
   and State)(1)                             8.90%
--------------------------------------------------
Fund Net Assets ($000)                    $541,909
--------------------------------------------------
Effective Maturity (Years)                   16.78
--------------------------------------------------
Leverage-Adjusted Duration (Years)            6.15
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.70%         5.27%
--------------------------------------------------
5-Year                         9.97%         7.43%
--------------------------------------------------
Since Inception                7.48%         7.69%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.93%         8.65%
--------------------------------------------------
5-Year                        13.53%        10.93%
--------------------------------------------------
Since Inception               10.91%        11.11%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
U.S. Guaranteed                                31%
--------------------------------------------------
Education and Civic Organizations              19%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0333 per share.

NUN
Bar chart
1998-1999 Monthly Tax-Free Dividends Per Share(3)
Apr     0.078
May     0.078
Jun     0.078
Jul     0.078
Aug     0.078
Sep     0.078
Oct     0.078
Nov     0.078
Dec     0.078
Jan     0.078
Feb     0.078
Mar     0.078


Line chart
Share Price Performance
4/2/98         16.375
4/9/98         16.125
4/17/98        16
4/24/98        16
5/8/98         16.188
5/15/98        15.75
5/22/98        15.813
5/29/98        16.375
6/5/98         16.75
6/12/98        16.75
6/19/98        16.063
6/26/98        16.063
7/2/98         16.25
7/10/98        16.5
7/17/98        16.188
7/24/98        16.063
7/31/98        16.188
8/7/98         16.438
8/14/98        16.438
8/21/98        16.625
8/28/98        16.5
9/4/98         16.563
9/11/98        16.438
9/18/98        16.5
9/25/98        16.438
10/2/98        16.75
10/9/98        16.75
10/16/98       17
10/23/98       16.69
10/30/98       16.81
11/6/98        16.75
11/20/98       16.63
11/27/98       16.5
12/4/98        16.75
12/11/98       16.81
12/18/98       16.63
12/24/98       16.81
1/8/99         16.56
1/15/99        15.81
1/22/99        15.94
1/29/99        16.38
2/5/99         16.38
2/12/99        16.31
2/19/99        16.5
2/26/99        16.38
3/5/99         16.38
3/19/99        16.56
3/26/99        16.44
3/31/99        16.3125

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Insured New York Premium Income Municipal Fund, Inc.
Performance Overview
As of March 31, 1999

NNF

Portfolio Statistics
==================================================
Inception Date                               12/92
--------------------------------------------------
Share Price                               $16 3/16
--------------------------------------------------
Net Asset Value                             $15.39
--------------------------------------------------
Market Yield                                 5.15%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.46%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.98%
--------------------------------------------------
Fund Net Assets ($000)                    $192,325
--------------------------------------------------
Effective Maturity (Years)                   18.08
--------------------------------------------------
Modified Duration (Years)                     9.18
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        11.41%         6.58%
--------------------------------------------------
5-Year                        12.40%         9.03%
--------------------------------------------------
Since Inception                7.13%         7.21%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        14.44%         9.64%
--------------------------------------------------
5-Year                        15.90%        12.34%
--------------------------------------------------
Since Inception               10.44%        10.40%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================

Education and Civic Organizations              22%
--------------------------------------------------
U.S. Guaranteed                                21%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Tax Obligation/General                          8%
--------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

NNF
Bar chart
1998-1999 Monthly Tax-Free Dividends Per Share(3)
Apr     0.0685
May     0.0685
Jun     0.0685
Jul     0.0685
Aug     0.0685
Sep     0.0685
Oct     0.0685
Nov     0.0685
Dec     0.0685
Jan     0.0685
Feb     0.0695
Mar     0.0695


Line chart
Share Price Performance
4/2/98         15.5
4/9/98         15.125
4/17/98        15
4/24/98        14.75
5/8/98         14.875
5/15/98        14.875
5/22/98        14.688
5/29/98        15.125
6/5/98         15.063
6/12/98        15.125
6/19/98        15.063
6/26/98        15.313
7/2/98         15.375
7/10/98        15.5
7/17/98        15.438
7/24/98        15.313
7/31/98        15.375
8/7/98         15.563
8/14/98        15.688
8/21/98        15.938
8/28/98        15.813
9/4/98         15.438
9/11/98        15.563
9/18/98        15.688
9/25/98        15.75
10/2/98        15.875
10/9/98        15.875
10/16/98       16.125
10/23/98       15.81
10/30/98       16.06
11/6/98        15.94
11/20/98       15.94
11/27/98       16
12/4/98        16.31
12/11/98       16.31
12/18/98       16.5
12/24/98       16.31
1/8/99         15.88
1/15/99        15.69
1/22/99        15.81
1/29/99        15.75
2/5/99         16.19
2/12/99        16.19
2/19/99        16.19
2/26/99        16.25
3/5/99         16.44
3/19/99        16.19
3/26/99        16.13
3/31/99        16.1875

Weekly Closing Price
Past performance is not predictive of future results.

Portfolio of Investments
Nuveen New York Municipal Value Fund, Inc. (NNY)
March 31, 1999
(Unaudited)


  Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 11.7%

$   2,000,000   The Trust for Cultural Resources of the City of New York,                  4/07 at 101      AAA       $   2,119,360
                 Revenue Bonds, Series 1997A (American Museum of Natural History),
                 5.650%, 4/01/27

    1,000,000   Dormitory Authority of the State of New York, State University             5/00 at 102      A-            1,059,460
                 Educational Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01

                Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1993A:
    1,000,000    5.750%, 7/01/18                                                           No Opt. Call     BBB+          1,088,690
    1,000,000    6.000%, 7/01/20                                                           No Opt. Call     BBB+          1,122,140

   11,080,000   Dormitory Authority of the State of New York, City University System       7/03 at 100      BBB+         10,706,272
                 Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20

    2,000,000   Dormitory Authority of the State of New York, State University             5/08 at 101      A-            1,864,200
                 Educational Facilities Revenue Bonds, Series 1998B, 4.750%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.5%

      500,000   Cattaraugus County (New York), Industrial Development Agency, Civic        8/08 at 102      A+              494,880
                 Facility Revenue Bonds, Series 1998A (Olean General Hospital
                 Project), 5.250%, 8/01/23

    3,000,000   New York City Health and Hospitals Corporation, Health System Bonds,       2/09 at 101      AAA           2,948,310
                  1999 Series A, 5.000%, 2/15/20

    2,250,000   Dormitory Authority of the State of New York, The Rosalind and Joseph      2/07 at 102      AAA           2,368,328
                 Gurwin Jewish Geriatric Center of Long Island, Inc., FHA-Insured
                 Mortgage Nursing Home Revenue Bonds, Series 1997, 5.700%, 2/01/37

    4,000,000   Dormitory Authority of the State of New York, The New York and             2/08 at 101      AAA           3,754,120
                 Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1998, 4.750%, 8/01/27

      895,000   New York State Medical Care Facilities Finance Agency, Hospital and        8/99 at 100      AA              906,805
                 Nursing Home Insured Mortgage Revenue Bonds, 1987 Series A,
                 8.000%, 2/15/27

      820,000   New York State Medical Care Facilities Finance Agency, St. Luke's-         8/03 at 102      AAA             856,105
                 Roosevelt Hospital Center, FHA-Insured Mortgage Revenue Bonds,
                 1993 Series A, 5.600%, 8/15/13

    2,990,000   New York State Medical Care Facilities Financing Agency, Hospital and      8/05 at 102      AAA           3,275,665
                 Nursing Home, FHA-Insured Mortgage Revenue Bonds, 1995 Series B,
                 6.250%, 2/15/15

    1,330,000   Newark-Wayne Community Hospital, Inc., Hospital Revenue                    9/03 at 102      N/R           1,427,595
                 Improvement and Refunding Bonds, Series 1993A, 7.600%, 9/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.1%

      465,000   New York City Housing Development Corporation, Mortgage Revenue Bonds      2/00 at 102      Aa1             483,386
                 (South Williamsburg Cooperative), 1990 Series A, 7.900%, 2/01/23
                 (Alternative Minimum Tax)

    1,395,000   New York City Housing Development Corporation, Mortgage Revenue            9/00 at 102      Aa1           1,472,464
                 Bonds (South Bronx Cooperatives), 1990 Series A, 8.100%, 9/01/23
                 (Alternative Minimum Tax)

    1,500,000   New York City Housing Development Corporation, Multifamily Mortgage        4/03 at 102      AAA           1,610,235
                  Revenue Bonds (FHA-Insured Mortgage Loan), 1993 Series A,
                  6.550%, 10/01/15

    1,135,000   New York State Housing Finance Agency, Multifamily Housing Revenue         No Opt. Call     Aa1           1,137,883
                  Bonds (Secured Mortgage Program), Series 1999B, 5.400%, 8/15/31
                  (Alternative Minimum Tax) (WI)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.4%

    8,205,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,      10/01 at 19 11/32 Aa2           1,342,666
                  Series VV, 0.000%, 10/01/23 (Alternative Minimum Tax)

    3,750,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,      9/08 at 101       Aa2           3,781,913
                 Series 73-A, 5.250%, 10/01/17 (Alternative Minimum Tax)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 10.7%

$   2,015,000   Village of East Rochester (New York), Housing Authority, FHA-Insured       8/07 at 102      AAA  $        2,133,139
                 Mortgage Revenue Bonds (St. Johns Meadows Project), Series 1997A,
                 5.750%, 8/01/37

    3,125,000   Village of East Rochester (New York), Housing Authority, FHA-Insured       8/08 at 101      AAA           3,088,844
                  Mortgage Revenue Bonds (St. Johns Meadows Project), Series 1998A,
                  5.250%, 8/01/38

    3,000,000   Dormitory Authority of the State of New York, Hebrew Home for the          2/07 at 102      AA            3,256,020
                  Aged at Riverdale, FHA-Insured Mortgage Nursing Home Revenue Bonds,
                  6.125%, 2/01/37

    2,000,000   Dormitory Authority of the State of New York, German Masonic               8/06 at 102      AA            2,128,660
                  Home Corporation, FHA-Insured Mortgage Revenue Bonds, Series
                  1996, 5.950%, 8/01/26

    1,000,000   Dormitory Authority of the State of New York, Eger Health Care             2/08 at 102      AAA             978,490
                 Center of Staten Island, FHA-Insured Mortgage Nursing Home Revenue
                 Bonds, Series 1998, 5.100%, 2/01/28

    1,565,000   New York State Medical Care Facilities Financing Agency, Hospital          8/02 at 102      AAA           1,707,399
                 and Nursing Home Insured Mortgage Revenue Bonds, 1992 Series C,
                 6.550%, 8/15/12

    3,000,000   Syracuse Housing Authority (Syracuse, New York), FHA-Insured               2/08 at 102      AAA           3,138,960
                 Mortgage Revenue Bonds (Loretto Rest Residential Health Care
                 Facility Project), Series 1997A, 5.600%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.4%

       25,000   The City of New York, General Obligation Bonds, Fiscal 1992                8/02 at 101 1/2  AAA              27,206
                 Series C, 6.300%, 8/01/03

    1,135,000   The City of New York, General Obligation Bonds, Fiscal 1995                No Opt. Call     A-            1,255,310
                 Series D, 6.600%, 2/01/04

    1,390,000   The City of New York, General Obligation Bonds, Fiscal 1996                No Opt. Call     A-            1,539,217
                 Series B, 6.750%, 8/15/03

    2,890,000   The City of New York, General Obligation Bonds, Fiscal 1996                3/06 at 101 1/2  A-            3,100,305
                 Series I, 5.875%, 3/15/18

      135,000   The City of New York, General Obligation Bonds, Fiscal 1991                8/01 at 101 1/2  A-              153,364
                 Series D, 9.500%, 8/01/02

    2,305,000   The City of New York, General Obligation Bonds, Fiscal 1997                10/07 at 101     A-            2,518,166
                 Series G, 6.000%, 10/15/26

    1,000,000   City of Niagara Falls, Niagara County, New York, Water Treatment           No Opt. Call     AAA           1,247,700
                  Plant Serial Bonds of 1994, 7.250%, 11/01/11 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 18.3%

      250,000   Battery Park City Authority, Revenue Refunding Bonds, Series 1993A,        11/03 at 102     A               266,158
                 Junior Revenue Refunding Bonds, 5.800%, 11/01/22

    5,000,000   Metropolitan Transportation Authority (New York), Dedicated Tax            4/07 at 101      AAA           5,075,800
                 Fund Bonds, Series 1996A, 5.250%, 4/01/26

    6,000,000   New York City (New York), Transitional Finance Authority, Future           8/07 at 101      AA            5,968,020
                 Tax Secured Bonds, Fiscal 1998 Series A, 5.125%, 8/15/21

      250,000   Dormitory Authority of the State of New York, Judicial Facilities          4/99 at 116 9/32 Baa1            287,263
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991A,
                 9.500%, 4/15/14

    1,000,000   Dormitory Authority of the State of New York, Court Facilities             5/03 at 101 1/2  A3            1,041,950
                 Lease Revenue Bonds (The City of New York Issue), Series 1993A,
                 5.700%, 5/15/22

    3,125,000   Dormitory Authority of the State of New York, Mental Health                8/07 at 101      AAA           3,124,813
                 Services Facilities Improvement Revenue Bonds, Series 1997D,
                 5.125%, 8/15/27

    3,000,000   Dormitory Authority of the State of New York, Mental Health Services       8/08 at 101      AAA           2,956,650
                 Facilities Improvement Revenue Bonds, Series 1998D, 5.000%, 2/15/23

    3,100,000   Dormitory Authority of the State of New York, Insured Revenue Bonds        7/09 at 101      AAA           3,250,474
                 (853 Schools Program 1999 Issue 1), Green Chimneys School for
                 Little Folk, Series 1999A, 5.500%, 7/01/18 (WI)

    1,000,000   New York State Housing Finance Agency, H.E.L.P.-Suffolk Housing            11/99 at 100     Baa2          1,014,730
                 Revenue Bonds, 1989 Series A, 8.100%, 11/01/05

      855,000   New York State Housing Finance Agency, Health Facilities Revenue           11/00 at 102     BBB+            911,704
                 Bonds (New York City), 1990 Series A Refunding, 8.000%, 11/01/08

       10,000   New York State Housing Finance Agency, Service Contract Obligation         9/04 at 102      BBB+             11,114
                 Revenue Bonds, 1994 Series A, 6.375%, 9/15/14

       10,000   New York State Medical Care Facilities Financing Agency, Mental            2/02 at 102      AAA              10,821
                 Health Services Facilities Improvement Revenue Bonds, 1992 Series A,
                 6.375%, 8/15/17

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited (continued)

$   1,000,000   New York State Urban Development Corporation, State Facilities             No Opt. Call     BBB+      $   1,088,280
                 Revenue Bonds, 1995 Refunding Series, 5.750%, 4/01/11

    3,000,000   City School District of the City of Niagara Falls (New York),              6/08 at 101      BBB-          2,999,730
                 Certificates of Participation (High School Facility), Series
                 1998, 5.375%, 6/15/28


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.5%

    2,015,000   Metropolitan Transportation Authority (New York), Commuter                 7/07 at 101      AAA           2,018,023
                 Facilities Revenue Bonds, Series 1997D, 5.125%, 7/01/22

    2,000,000   New York City Industrial Development Agency, Special Facility              12/08 at 102     A             1,992,320
                 Revenue Bonds, Series 1998 (1998 British Airways PLC Project),
                 5.250%, 12/01/32 (Alternative Minimum Tax)

    3,000,000   New York State Thruway Authority, General Revenue Refunding Bonds,         1/08 at 101      AA-            2,925,540
                 Series E, 5.000%, 1/01/25

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 20.1%

    3,365,000   The City of New York, General Obligation Bonds, Fiscal 1991                8/01 at 101 1/2  Aaa           3,855,112
                 Series D, 9.500%, 8/01/02(Pre-refunded to 8/01/01)

       20,000   The City of New York, General Obligation Bonds, Fiscal 1997                10/07 at 101     A-***            22,693
                 Series G, 6.000%, 10/15/26 (Pre-refunded to 10/15/07)

    1,000,000   New York City Municipal Water Finance Authority (New York),                6/01 at 101 1/2  Aaa           1,102,480
                 Water and Sewer System Revenue Bonds, Fiscal 1991 Series C,
                 7.750%, 6/15/20 (Pre-refunded to 6/15/01)

    2,600,000   New York City Industrial Development Agency, Civic Facility                8/01 at 102      Aaa           2,891,668
                 Revenue Bonds (YMCA of Greater New York Project), 8.000%,
                 8/01/16 (Pre-refunded to 8/01/01)

    4,000,000   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call     AAA           5,015,760
                 Lease Revenue Bonds (Suffolk  County Issue), Series 1986,
                 7.375%, 7/01/16

    4,145,000   New York State Housing Finance Agency, Health Facilities,                  11/00 at 102     AAA           4,521,117
                 Revenue Bonds (New York City) 1990 Series A Refunding, 8.000%,
                 11/01/08 (Pre-refunded to 11/01/00)

    1,000,000   New York Local Government Assistance Corporation, New York,                4/01 at 102      AAA           1,094,560
                 Series 1991B, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

      990,000   New York State Housing Finance Agency, Service Contract                    9/04 at 102      AAA           1,122,502
                 Obligation Revenue Bonds, 1994 Series A, 6.375%, 9/15/14
                 (Pre-refunded to 9/15/04)

      110,000   New York State Medical Care Facilities Financing Agency, Hospital          8/02 at 102      AAA             121,773
                 and Nursing Home Insured Mortgage Revenue Bonds, 1992 Series C,
                 6.550%, 8/15/12 (Pre-refunded to 8/15/02)

      990,000   New York State Medical Care Facilities Finance Agency, Mental              2/02 at 102      AAA           1,077,595
                 Health Services Facilities Improvement Revenue Bonds, 1992
                 Series A, 6.375%, 8/15/17 (Pre-refunded to 2/15/02)

    2,200,000   New York State Thruway Authority, Local Highway and Bridge                 1/01 at 100      AAA           2,292,245
                 Service Contract Bonds, Series 1991, 6.000%, 1/01/11
                 (Pre-refunded to 1/01/01)

    5,000,000   New York State Urban Development Corporation, Project Revenue              1/01 at 102      Aaa           5,459,650
                 Convention Center), Series 1990, 7.875%, 1/01/20 (Pre-refunded to 1/01/01)

                New York State Urban Development Corporation, State Facilities
                Revenue Bonds, Series 1991:
    1,000,000    7.500%, 4/01/11 (Pre-refunded to 4/01/01)                                 4/01 at 102      Aaa           1,094,560
    1,000,000    7.500%, 4/01/20 (Pre-refunded to 4/01/01)                                 4/01 at 102      Aaa           1,094,560


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.9%

    3,500,000   Erie County (New York), Industrial Development Agency, Solid               12/10 at 103     N/R           3,536,190
                 Waste Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 8.875%, 12/01/13 (Alternative Minimum Tax)

    5,000,000   Long Island Power Authority (New York), Electric System General            6/08 at 101      A-            5,001,700
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26

    1,000,000   New York State Energy Research and Development Authority,                  1/00 at 101      A+            1,037,840
                 Electric Facilities Revenue Bonds, Series 1991 A
                 (Consolidated Edison Company of New York, Inc. Project),
                 7.500%, 1/01/26 (Alternative Minimum Tax)

    1,000,000   New York State Energy Research and Development Authority, Gas              7/03 at 102      AAA           1,037,620
                 Facilities Revenue Bonds, Series C (The Brooklyn Union Gas Company
                 Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.0%

$   1,425,000   New York State Environmental Facilities Corporation, Water Facilities      6/02 at 102      A         $   1,504,000
                 Revenue Bonds, Series 1992 (The New Rochelle Water Company Project),
                 6.400%, 12/01/24 (Alternative Minimum Tax)

    5,815,000   Western Nassau County Water Authority, System Revenue Bonds,               5/06 at 102      AAA           6,155,410
                 Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$ 154,675,000   Total Investments - (cost $145,537,888) - 100.6%                                                        154,075,682
=============-----------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 1.3%

$   1,000,000   The Trust for Cultural Resources of the City of New York, Revenue Bonds,                    VMIG-1        1,000,000
                 Series B (Soloman R. Guggenheim Foundation), Variable Rate Demand Bonds,
                 2.950%, 12/01/15+

    1,000,000   New York State Energy Research and Development Authority, Pollution                         VMIG-1        1,000,000
                 Control Revenue Bonds, Niagara Mohawk Corporation, Series A, Variable
                 Rate Demand Bonds, 2.950%, 3/01/27+
------------------------------------------------------------------------------------------------------------------------------------
$   2,000,000   Total Temporary Investments - 1.3%                                                                        2,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.9)%                                                                  (2,886,597)
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 153,189,085
====================================================================================================================================

   * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
  **    Ratings: Using the higher of Standard & Poor's or Moody's rating.
 *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
 N/R    Investment is not rated.
(WI)    Security purchased on a when-issued basis (note 1).
   + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified marked index.
                                 See accompanying notes to financial statements.

 PORTFOLIO OF INVESTMENTS
 Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
 MARCH 31, 1999
 (UNAUDITED)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.2%

$   1,285,000   Cattaraugus County (New York), Industrial Development Agency,              9/08 at 101      BBB       $   1,240,719
                 Civic Facility Revenue Bonds (St. Bonaventure University
                 Construction Project), Series 1998B, 5.000%, 9/15/13

    3,000,000   The Trust for Cultural Resources of the City of New York, Revenue Bonds,   4/07 at 101      AAA           3,179,040
                 Series 1997A(American Museum of Natural History), 5.650%, 4/01/27

      750,000   Dormitory Authority of the State of New York, College and University       6/99 at 102      AAA             769,485
                 Revenue Bonds (Pooled Capital Program), Series 1985, 7.800%, 12/01/05

    2,500,000   Dormitory Authority of the State of New York, State University             No Opt. Call     A-            2,756,975
                 Educational Facilities Revenue Bonds, Series 1993A, 5.875%, 5/15/17

    3,000,000   Dormitory Authority of the State of New York, City University System       No Opt. Call     AAA           3,412,140
                 Consolidated Revenue Bonds, Series 1993B, 6.000%, 7/01/14

                Dormitory Authority of the State of New York, City University
                System Consolidated Revenue Bonds, Series 1993F:
    1,000,000    5.500%, 7/01/12                                                           7/03 at 102      BBB+          1,037,610
   11,350,000    5.000%, 7/01/20                                                           7/03 at 100      BBB+         10,967,165

    1,000,000   Dormitory Authority of the State of New York, City University System       7/05 at 102      AAA           1,043,210
                 Consolidated Second General  Resolution Revenue Bonds,
                 Series 1995A, 5.375%, 7/01/14

    1,500,000   Dormitory Authority of the State of New York, St. Thomas Aquinas           7/08 at 101      AA            1,489,890
                 College Insured Revenue Bonds, Series 1998, 5.250%, 7/01/28

    3,425,000   Dormitory Authority of the State of New York, State University             5/08 at 101      A-            3,192,443
                 Educational Facilities Revenue Bonds, Series 1998B, 4.750%, 5/15/28

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1998
                Series 2:
    1,490,000    5.000%, 7/01/17                                                           7/08 at 101      BBB+          1,462,778
    1,055,000    5.000%, 7/01/18                                                           7/08 at 101      BBB+          1,031,326
    7,000,000    5.000%, 7/01/28                                                           7/08 at 101      BBB+          6,724,130


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 6.7%

    2,000,000   Dormitory Authority of the State of New York, St. Vincent's Hospital       8/01 at 102      AAA           2,170,680
                 and Medical Center of New York, FHA-Insured Mortgage Revenue Bonds,
                 Series 1991, 7.400%, 8/01/30

    1,000,000   Dormitory Authority of the State of New York, St. James Mercy Hospital,    2/08 at 102      AA            1,012,710
                 FHA-Insured MortgageHospital Revenue Bonds, Series 1998,
                 5.250%, 2/01/18

   10,000,000   New York State Medical Care Facilities Financing Agency, Hospital and      8/02 at 102      AAA          10,602,500
                 Nursing Home, FHA-Insured Mortgage Revenue Bonds, 1992 Series B,
                 6.200%, 8/15/22

    2,580,000   New York State Medical Care Facilities Financing Agency, Hospital and      8/05 at 102      AAA           2,826,493
                 Nursing Home, FHA-Insured Mortgage Revenue Bonds, 1995 Series B,
                 6.250%, 2/15/15

    5,800,000   New York State Medical Care Facilities Financing Agency, FHA-Insured       2/05 at 102      AA            6,304,020
                 Mortgage Project Revenue Bonds, 1995 Series C, 6.250%, 8/15/15


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.1%

    1,000,000   Hudson Housing Development Corporation (Hudson, New York),                 1/03 at 101      Aaa           1,051,920
                 Multifamily Mortgage Revenue Refunding Bonds, Series 1992A
                 (Providence Hall - Schuyler Court Projects - FHA-Insured Mortgages),
                 6.500%, 1/01/25

    5,750,000   New York City Housing Development Corporation, Multi-Unit                  6/01 at 102      AAA           6,211,035
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.350%, 6/01/19

    3,160,000   New York State Housing Finance Agency, Multifamily Housing Revenue         11/99 at 102     AAA           3,265,291
                 Bonds (AMBAC Insured Program), 1989 Series B, 7.550%,
                 11/01/29 (Alternative Minimum Tax)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$   1,585,000   New York State Housing Finance Agency, Multifamily Housing                  8/02 at 102         Aa1     $1,709,486
                 Revenue Bonds (Secured Mortgage Program), 1992 Series A,
                 7.000%, 8/15/12 (Alternative Minimum Tax)

    4,835,000   Puerto Rico Housing Finance Corporation, Multifamily                        4/00 at 102          AA      5,079,506
                 Mortgage Revenue Bonds, Portfolio A, Series I, 7.500%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.0%

   45,135,000   State of New York Mortgage Agency, Homeowner Mortgage                 10/01 at 19 11/32         Aa2      7,385,891
                 Revenue Bonds Series VV, 0.000%, 10/01/23
                 (Alternative Minimum Tax)

    1,460,000   State of New York Mortgage Agency, Homeowner Mortgage                       1/06 at 102         AAA      1,564,098
                  Revenue Bonds, 1995 Series 52, 6.100%, 4/01/26
                 (Alternative Minimum Tax)

    1,250,000   State of New York Mortgage Agency, Homeowner Mortgage                       9/08 at 101         Aa2      1,260,638
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 2.2%

    3,000,000   New York State Medical Care Facilities Finance Agency,                      2/06 at 102         AA+      3,244,320
                 FHA-Insured Mortgage Project Revenue Bonds,
                 1995 Series C, 6.100%, 8/15/15

    4,000,000   Syracuse Housing Authority (Syracuse, New York),                            2/08 at 102         AAA      4,185,280
                 FHA-Insured Mortgage Revenue Bonds (Loretto Rest Residential
                 Health Care Facility Project), Series 1997A, 5.600%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 2.7%

       35,000   The City of New York, General Obligation Bonds,                            No Opt. Call          A-         35,275
                  Fiscal 1991 Series B, 8.000%, 6/01/99

    1,500,000   The City of New York, General Obligation Bonds,                            No Opt. Call          A-      1,493,730
                 Fiscal 1991 Series F, 3.000%, 11/15/00

       15,000   The City of New York, General Obligation Bonds,                         8/02 at 101 1/2         AAA         16,396
                 Fiscal 1992 Series C, 6.625%, 8/01/12

    1,000,000   The City of New York, General Obligation Bonds,                         5/03 at 101 1/2         AAA      1,071,680
                 Fiscal 1993 Series E, 5.750%, 5/15/13

       60,000   The City of New York, General Obligation Bonds,                         8/01 at 101 1/2          A-         68,162
                 Fiscal 1991 Series D, 9.500%, 8/01/02

    2,065,000   The City of New York, General Obligation Bonds,                             2/05 at 101          A-      2,298,965
                 Fiscal 1995 Series F, 6.375%, 2/15/06

    1,500,000   The City of New York, General Obligation Bonds,                             8/08 at 101          A-      1,450,740
                 Fiscal 1999 Series C, 5.000%, 8/15/22

    2,095,000   City of Niagara Falls, Niagara County, New York, Water                     No Opt. Call         AAA      2,689,498
                 Treatment Plant Serial Bonds, 1994, 8.000%, 11/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 13.6%

    7,000,000   Metropolitan Transportation Authority (New York),                           4/07 at 101         AAA      7,106,120
                 Dedicated Tax Fund Bonds, Series 1996A, 5.250%, 4/01/26

    6,000,000   New York City (New York), Transitional Finance Authority,                   8/07 at 101          AA      5,968,020
                 Future Tax Secured Bonds, Fiscal 1998 Series A, 5.125%, 8/15/21

    4,365,000   Dormitory Authority of the State of New York, Mental                        2/08 at 102         AAA      4,290,097
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1998B, 5.000%, 2/15/23

    4,000,000   Dormitory Authority of the State of New York, Mental                        8/08 at 101         AAA      3,942,200
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1998D, 5.000%, 2/15/23

    7,000,000   Dormitory Authority of the State of New York, Mental                        2/09 at 101         AAA      6,730,010
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1999C, 4.750%, 8/15/19

    4,210,000   Dormitory Authority of the State of New York,                               7/09 at 101        BBB+      4,115,528
                 4201 Schools Program Revenue Bonds, Series 1998,
                 5.000%, 7/01/18

      940,000   New York State Housing Finance Agency, Health                              11/00 at 102        BBB+      1,002,341
                 Facilities Revenue Bonds (New York City),
                 1990 Series A Refunding, 8.000%, 11/01/08

    1,195,000   New York State Medical Care Facilities Finance Agency,                      2/00 at 102          A3      1,258,909
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1990 Series A, 7.750%, 2/15/20

      335,000   New York State Medical Care Facilities Finance Agency,                      8/00 at 102          A3       359,696
                 Mental Health Services Facilities Improvement
                 Revenue Bonds, 1990 Series B, 7.875%, 8/15/20

       10,000   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          A-        11,010
                 Mental Health Services Facilities Improvement
                 Revenue Bonds, 1991 Series D, 7.400%, 2/15/18


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (CONTINUED)

$   6,900,000   New York State Urban Development Corporation, Correctional                 1/08 at 102      BBB+      $   6,630,072
                 Facilities Service Contract Revenue Bonds, Series A,
                 5.000%, 1/01/28

    5,000,000   City School District of the City of Niagara Falls (New York),              6/08 at 101      BBB-          4,999,550
                 Certificates of Participation (High School Facility), Series 1998,
                 5.375%, 6/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.7%

   15,525,000   Metropolitan Transportation Authority (New York), Commuter Facilities      7/08 at 101      BBB+         15,512,114
                 Revenue Bonds, Series 1998A, 5.250%, 7/01/28

    2,000,000   Monroe County Airport Authority, Greater Rochester International           1/00 at 102      AAA           2,092,240
                 Airport Revenue Bonds, Series 1989, 7.250%, 1/01/19 (Alternative
                 Minimum Tax)

    2,250,000   New York City Industrial Development Agency, Special Facility              12/08 at 102     A             2,241,360
                 Revenue Bonds, Series 1998 (1998 British Airways PLC Project),
                 5.250%, 12/01/32 (Alternative Minimum Tax)

    2,500,000   New York State Thruway Authority, General Revenue Refunding Bonds,         1/08 at 101      AA-           2,437,950
                 Series E, 5.000%, 1/01/25

    2,500,000   The Port Authority of New York and New Jersey, Consolidated Bonds,         1/07 at 101      AAA           2,588,325
                 One Hundred Ninth Series, 5.375%, 7/15/27

    1,500,000   The Port Authority of New York and New Jersey, Consolidated Bonds,         10/07 at 101     AA-           1,478,700
                 One Hundred Eleventh Series, 5.000%, 10/01/27


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 37.1%

    2,500,000   Battery Park City Authority, Revenue Bonds, Series 1990, 6.500%,           5/99 at 100      AAA           2,507,025
                 5/01/20 (Pre-refunded to 5/01/99)

    5,500,000   Metropolitan Transportation Authority (New York), Transit Facilities       7/00 at 102      AAA           5,888,245
                 1987 Service Contract Bonds, Series 3, 7.500%, 7/01/16
                 (Pre-refunded to 7/01/00)

    1,000,000   Metropolitan Transportation Authority (New York), Transit Facilities       7/00 at 101 1/2  AAA           1,065,790
                 1987 Service Contract Bonds, Series 4, 7.500%, 7/01/19
                 (Pre-refunded to 7/01/00)

    1,000,000   Monroe County Water Authority (New York), Series 1991 B, Water             8/01 at 101      AAA           1,075,400
                  System Revenue Bonds, 6.500%, 8/01/16 (Pre-refunded to 8/01/01)

      990,000   The City of New York, General Obligation Bonds, Fiscal 1991                No Opt. Call     AAA             997,979
                 Series B, 8.000%, 6/01/99

    1,350,000   The City of New York, General Obligation Bonds, Fiscal 1990                10/99 at 101 1/2 AAA           1,397,385
                 Series B, 7.250%, 10/01/06

       35,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,      8/02 at 101 1/2  AAA              38,662
                 Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12
                 (Pre-refunded to 8/01/02)

      500,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series A,      3/00 at 101 1/2  AAA             530,120
                 8.000%, 3/15/13 (Pre-refunded to 3/15/00)

    1,440,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series D,      8/01 at 101 1/2  Aaa           1,649,736
                 9.500%, 8/01/02 (Pre-refunded to 8/01/01)

      275,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series E,      No Opt. Call     Aaa             299,057
                 6.500%, 8/01/02

      535,000   The City of New York, General Obligation Bonds, Fiscal 1993 Series F,      2/05 at 101      A-***           604,373
                 6.375%, 2/15/06 (Pre-refunded to 2/15/05)

    1,250,000   New York City Municipal Water Finance Authority (New York), Water          6/99 at 101 1/2  A***          1,278,988
                 and Sewer System Revenue Bonds, Fiscal 1990 Series A, 7.250%, 6/15/11
                 (Pre-refunded to 6/15/99)

      250,000   New York City Municipal Water Finance Authority (New York), Water          6/00 at 101 1/2  Aaa             266,113
                 and Sewer System Revenue Bonds, Fiscal 1991 Series A, 7.500%,
                 6/15/19 (Pre-refunded to 6/15/00)

    4,000,000   New York City Municipal Water Finance Authority (New York), Water          6/01 at 101 1/2  Aaa           4,409,920
                 and Sewer System Revenue Bonds, Fiscal 1991 Series C, 7.750%,
                 6/15/20 (Pre-refunded to 6/15/01)

    5,700,000   New York City Transit Authority, Transit Facilities Revenue Bonds,         1/00 at 102      AAA           5,996,172
                 Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                  (Pre-refunded to 1/01/00)

    3,970,000   Dormitory Authority of the State of New York, United Health Services,      2/00 at 102      N/R***        4,178,941
                 Inc., FHA-Insured Mortgage Revenue Bonds, Series 1989, 7.350%, 8/01/29
                 (Pre-refunded to 2/01/00)

   10,000,000   Dormitory Authority of the State of New York, City University System       7/00 at 102      Aaa          10,721,100
                 Consolidated Revenue Bonds, Series 1990A, 7.625%, 7/01/20
                 (Pre-refunded to 7/01/00)

    6,850,000   Dormitory Authority of the State of New York, Revenue Bonds,               7/00 at 102      Aaa           7,350,187
                  Department of Health of the State of New York Issue, Series 1990,
                 7.700%, 7/01/20 (Pre-refunded to 7/01/00)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (CONTINUED)

$   2,190,000   Dormitory Authority of the State of New York, Vassar College Revenue       7/00 at 102      AAA       $   2,337,956
                 Bonds, Series 1990, 7.250%, 7/01/15 (Pre-refunded to 7/01/00)

    4,400,000   Dormitory Authority of the State of New York, Upstate Community            7/00 at 102      Baa1***       4,708,044
                 Colleges, 1990A Issue, 7.600%, 7/01/20 (Pre-refunded to 7/01/00)

                Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1990F:
    2,000,000    7.875%, 7/01/07 (Pre-refunded to 7/01/00)                                 7/00 at 102      Aaa           2,150,280
    2,000,000    7.875%, 7/01/17 (Pre-refunded to 7/01/00)                                 7/00 at 102      Aaa           2,150,280

    2,600,000   Dormitory Authority of the State of New York, State University             5/00 at 102      Aaa           2,768,974
                 Educational Facilities Revenue Bonds, Series 1990B, 7.375%, 5/15/14
                 (Pre-refunded to 5/15/00)

                Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1989B:
    3,150,000    7.250%, 5/15/15 (Pre-refunded to 5/15/00)                                 5/00 at 102      Aaa           3,350,403
      350,000    7.250%, 5/15/15 (Pre-refunded to 5/15/00)                                 5/00 at 102      AAA             372,267

    1,000,000   New York State Environmental Facilities Corporation, State Water           6/01 at 102      Aaa           1,096,600
                 Pollution Control Revolving Fund Revenue Bonds, Series 1991 A
                 (New York City Municipal Water Finance Authority Project),
                 7.250%, 6/15/10 (Pre-refunded to 6/15/01)

    4,560,000   New York State Housing Finance Agency, Health Facilities Revenue           11/00 at 102     AAA           4,973,774
                 Bonds (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
                 (Pre-refunded to 11/01/00)

    3,000,000   New York Local Government Assistance Corporation, Series 1991A,            4/01 at 102      AAA           3,269,340
                 7.250%, 4/01/18 (Pre-refunded to 4/01/01)

    8,000,000   New York Local Government Assistance Corporation, Series 1991B,            4/01 at 102      AAA           8,756,480
                 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

    4,500,000   New York State Medical Care Facilities Finance Agency, St. Luke's-         2/00 at 102      AAA           4,752,945
                 Roosevelt Hospital Center, FHA-Insured Mortgage Revenue Bonds,
                 1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)

    1,295,000   New York State Medical Care Facilities Finance Agency, Hospital            8/00 at 102      AAA           1,395,518
                 Insured Mortgage Revenue Bonds, 1990 Series A, 7.700%,
                 2/15/25 (Pre-refunded to 8/15/00)

    1,205,000   New York State Medical Care Facilities Finance Agency, Mental              2/00 at 102      Aaa           1,275,818
                 Health Services Facilities Improvement Revenue Bonds, 1990 Series A,
                 7.750%, 2/15/20 (Pre-refunded to 2/15/00)

    2,070,000   New York State Medical Care Facilities Finance Agency, Mental              8/00 at 102      Aaa           2,235,497
                 Health Services Facilities Improvement Revenue Bonds,
                 7.875%, 8/15/20 (Pre-refunded to 8/15/00)

    2,000,000   New York State Medical Care Facilities Finance Agency, Mental              2/01 at 102      Aaa           2,178,820
                 Health Services Facilities Improvement Revenue Bonds, 1991 Series A,
                 7.500%, 2/15/21 (Pre-refunded to 2/15/01)

      810,000   New York Medical Care Facilities Finance Agency, Mental Health Services    2/02 at 102      A-***           903,596
                 Facilities Improvement Revenue Bonds, 1991 Series D, 7.400%,
                 2/15/18 (Pre-refunded to 2/15/02)

    4,600,000   New York State Thruway Authority, Local Highway and Bridge Service         1/01 at 100      AAA           4,792,878
                 Contract Bonds, Series 1991, 6.000%, 1/01/11 (Pre-refunded to 1/01/01)

    6,225,000   New York State Urban Development Corporation, Correctional                 1/00 at 102      Aaa           6,526,041
                  Facilities Revenue Bonds, Series G, 7.000%, 1/01/17
                  (Pre-refunded to 1/01/00)

                New York State Urban Development Corporation, Correctional
                 Facilities Revenue Bonds, Series 1:
    4,000,000    7.750%, 1/01/14 (Pre-refunded to 1/01/00)                                 1/00 at 102      Aaa           4,214,880
    1,000,000    7.500%, 1/01/20 (Pre-refunded to 1/01/00)                                 1/00 at 102      AAA           1,051,880

    5,655,000   New York State Urban Development Corporation, Project Revenue              1/01 at 102      Aaa           6,174,864
                 Bonds (Onondaga County Convention Center), Series 1990,
                 7.875%, 1/01/20 (Pre-refunded to 1/01/01)

    2,000,000   Triborough Bridge and Tunnel Authority, Mortgage Recording                 1/00 at 101      AAA           2,078,860
                 Tax Special Obligation Bonds, Series 1989 A, 7.125%, 1/01/19
                 (Pre-refunded to 1/01/00)

    2,230,000   City of Yonkers, New York, General Obligation School Bonds,                12/00 at 102     AAA           2,418,970
                 Series 1990-C, 7.375%, 12/01/09 (Pre-refunded to 12/01/00)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.1%

$   1,000,000   Islip Resource Recovery Agency, Resource Recovery System Revenue           7/04 at 102      AAA       $   1,091,720
                 Bonds (1985 Facility - Series B (1994)), 6.125%, 7/01/13
                 (Alternative Minimum Tax)

    3,375,000   Long Island Power Authority, Electric System General Revenue Bonds,        6/08 at 101      AAA           3,380,434
                 Series 1998A, 5.125%, 12/01/22

    5,000,000   New York City Industrial Development Agency, Industrial Development        10/08 at 102     BBB-          5,129,100
                 Revenue Bonds (Brooklyn Navy Yard Cogeneration Partners, L.P. Project),
                 Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

    3,100,000   New York State Energy Research and Development Authority, Electric         7/99 at 101      A+            3,160,605
                 Facilities Revenue Bonds, Series 1990A (Consolidated Edison Company
                 of New York, Inc. Project), 7.500%, 7/01/25
                 (Alternative Minimum Tax)

    1,000,000   New York State Energy Research and Development Authority, Solid            12/03 at 102     AAA           1,041,210
                 Waste Disposal Revenue Bonds (New York State Electric and Gas
                 Corporation Project), 1993 Series A, 5.700%, 12/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.7%

    1,000,000   New York City Municipal Water Finance Authority, Water and                 6/02 at 101 1/2  AAA           1,039,660
                 Sewer System Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18

    9,825,000   New York State Environmental Facilities Corporation, State Water           6/00 at 102      Aa1          10,479,836
                 Pollution Control Revolving Fund Revenue Bonds, Series 1990 A
                 (New York City Municipal Water Finance Authority Project),
                 7.500%, 6/15/12

      985,000   New York State Environmental Facilities Corporation, State Water           11/04 at 102     AAA           1,132,216
                 Pollution Control Revolving Fund  Revenue Bonds, Series 1994 D,
                 (Pooled Loan Issue), 6.900%, 5/15/15
------------------------------------------------------------------------------------------------------------------------------------
$ 355,680,000   Total Investments - (cost $312,109,804) - 97.1%                                                         330,714,406
=============-----------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 1.8%

    3,700,000   New York State Energy Research and Development Authority, Pollution                         VMIG-1        3,700,000
                 Control Revenue Bonds, Niagara Mohawk Power Corporation, Series C,
                 Variable Rate Demand Bonds, 3.200%, 12/01/25+

    2,500,000   Syracuse, New York, Industrial Development Agency, Civic Facility                           VMIG-1        2,500,000
                 Revenue Bonds (Syracuse University Project), Variable Rate
                 Demand Bonds, 2.950%, 3/01/23+
------------------------------------------------------------------------------------------------------------------------------------
$   6,200,000   Total Temporary Investments - 1.8%                                                                        6,200,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      3,578,332
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 340,492,738
====================================================================================================================================

  * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
 **    Ratings: Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R    Investment is not rated.
  + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified marked index.
                                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN)
MARCH 31, 1999
(UNAUDITED)


  PRINCIPAL                                                                                OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 6.5%

$   2,260,000   New York City Industrial Development Agency, Civic Facility Refunding        7/08 at 101      AAA      $   2,029,593
                 and Equipment Revenue Bonds (1998 Lighthouse International Project),
                 4.500%, 7/01/33

    5,000,000   Dormitory Authority of the State of New York, New York University            7/01 at 102      AAA          5,319,900
                 Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15

    3,000,000   Dormitory Authority of the State of New York, City University System         7/03 at 100      AAA          2,959,200
                 Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20

    4,000,000   Dormitory Authority of the State of New York, City University System         1/08 at 102      AAA          3,999,680
                 Consolidated Third General Resolution Revenue Bonds, 1997 Series 1,
                 5.125%, 7/01/27

    4,360,000   Dormitory Authority of the State of New York, Fordham University             7/08 at 101      AAA          4,277,509
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

    1,400,000   Dormitory Authority of the State of New York, State University               5/08 at 100      AAA          1,324,792
                 Educational Facilities Revenue Bonds, Series 1998A, 4.750%, 5/15/25

    3,500,000   Dormitory Authority of the State of New York, The Culinary Institute         7/09 at 101      Aaa          3,450,020
                 of America Insured Revenue Bonds, Series 1999, 5.000%, 7/01/22

    2,265,000   Dormitory Authority of the State of New York, Skidmore College               7/08 at 101      Aaa          2,222,146
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 10.0%

    1,250,000   New York City Health and Hospitals Corporation, Health System Bonds,         2/03 at 102      AAA          1,308,438
                 1993 Series A, 5.750%, 2/15/22

    3,000,000   New York City Health and Hospitals Corporation, Health System Bonds,         2/09 at 101      AAA          2,948,310
                 1999 Series A, 5.000%, 2/15/20

    1,000,000   Dormitory Authority of the State of New York, Maimonides Medical Center,     2/06 at 102      AAA          1,053,320
                 FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A,
                 5.750%, 8/01/24

    3,135,000   Dormitory Authority of the State of New York, Secured Hospital               2/08 at 101 1/2  AAA          3,070,200
                 Insured Revenue Bonds (Southside Hospital), Series 1998,
                 5.000%, 2/15/25

   10,000,000   Dormitory Authority of the State of New York, The New York and               2/08 at 101      AAA          9,738,200
                 Presbyterian Hospital, FHA-InsuredMortgage Hospital Revenue Bonds,
                 Series 1998, 5.000%, 8/01/32

    5,000,000   Dormitory Authority of the State of New York, Highland Hospital of           2/08 at 102      AAA          5,171,700
                 Rochester, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1997A,
                 5.400%, 8/01/27

    3,280,000   Dormitory Authority of the State of New York (North Shore Health            11/08 at 101      AAA          3,222,928
                 System Obligated Group), North Shore University Hospital Revenue Bonds,
                 Series 1998, 5.000%, 11/01/23

   12,000,000   New York State Medical Care Facilities Finance Agency, North Shore          11/00 at 102      AAA         12,942,840
                 University Hospital, Mortgage Project Revenue Bonds,
                 1990 Series A, 7.200%, 11/01/20

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.4%

   10,000,000   New York City Housing Development Corporation, Multi-Unit Mortgage           6/01 at 102      AAA         10,801,800
                 Refunding Bonds (FHA-Insured Mortgage Loans), 1991 Series A,
                 7.350%, 6/01/19

                New York State Finance Agency, Housing Project Mortgage Revenue
                Bonds, 1996 Series A Refunding:
    1,970,000    6.100%, 11/01/15                                                            5/06 at 102      AAA          2,139,144
    2,985,000    6.125%, 11/01/20                                                            5/06 at 102      AAA          3,223,322

      985,000   New York State Housing Finance Agency, Insured Multifamily Mortgage          8/04 at 102      AAA          1,063,426
                 Housing Revenue Bonds, 1994 Series B, 6.250%, 8/15/14

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 1.7%

    2,250,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series A,        3/00 at 101 1/2  AAA          2,360,858
                 7.250%, 3/15/19

    2,520,000   State of New York, Various Purpose Bonds, 7.300%, 3/01/10                    3/01 at 102      AAA          2,726,867

    1,500,000   Town of North Hempstead, Nassau County, New York, General                    3/08 at 101      Aaa          1,453,515
                 Obligation Refunding Serial Bonds, 1998 Series B, 4.750%, 3/01/18

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 7.8%

$   6,500,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,             4/08 at 101      AAA      $   6,133,985
                 Series 1998A, 4.750%, 4/01/28

    1,250,000   Dormitory Authority of the State of New York, Leake and Watts                7/04 at 102      AAA          1,361,713
                 Services, Inc. Insured Revenue Bonds, Series 1994, 6.000%, 7/01/23

    2,500,000   Dormitory Authority of the State of New York, Mental Health Services         8/07 at 101      AAA          2,499,850
                 Facilities Improvement Revenue Bonds, Series 1997D, 5.125%, 8/15/27

    4,860,000   Dormitory Authority of the State of New York, Mental Health Services         2/08 at 102      AAA          4,776,602
                 Facilities Improvement Revenue Bonds, Series 1998A, 5.000%, 2/15/23

    2,250,000   Dormitory Authority of the State of New York, Insured Revenue Bonds          7/08 at 101      AAA          2,240,190
                 (853 Schools Program, 1998 Issue 2), Saint Anne Institute
                 Insured Revenue Bonds, Series 1998E, 5.000%, 7/01/18

    2,000,000   Dormitory Authority of the State of New York, Mental Health                  2/09 at 101      AAA          1,893,180
                 Services Facilities Improvement Revenue Bonds, Series 1999C,
                 4.750%, 8/15/22

    2,250,000   New York State Environmental Facilities Corporation, Riverbank               4/07 at 100      AAA          2,252,925
                 State Park, Special Obligation Refunding Revenue Bonds, 1996 Series,
                 5.125%, 4/01/22

       35,000   New York State Medical Care Facilities Finance Agency, Mental                2/05 at 102      AAA             37,851
                 Health Services Facilities Improvement Revenue Bonds, 1995 Series A,
                 6.000%, 2/15/25

      215,000   New York State Medical Care Facilities Finance Agency, Mental                2/02 at 102      AAA            231,310
                 Health Services Facilities Improvement Revenue Bonds, 1992 Series B,
                 6.250%, 8/15/18

       40,000   New York State Medical Care Facilities Finance Agency, Mental                8/04 at 102      AAA             44,289
                 Health Services Facilities Improvement Revenue Bonds, 1994 Series E,
                 6.250%, 8/15/19

    2,080,000   New York State Medical Care Facilities Finance Agency, Mental                2/04 at 102      AAA          2,098,366
                 Health Services Facilities Improvement Revenue Bonds, 1993 Series F
                 Refunding, 5.250%, 2/15/19

    1,530,000   Empire Development Corporation, New York State Urban Development             1/06 at 102      AAA          1,573,957
                 Corporation, Correctional Capital Facilities Revenue Bonds Series 6,
                 5.375%, 1/01/25

    5,000,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding         1/01 at 102      AAA          5,350,300
                 Bonds, Series 1991B, 6.875%, 1/01/15

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.9%

    1,180,000   Metropolitan Transportation Authority, Commuter Facilities Revenue           7/07 at 101      AAA          1,218,397
                 Bonds, Series 1997C, 5.375%, 7/01/27

    2,625,000   Metropolitan Transportation Authority, Commuter Facilities Revenue           7/07 at 101      AAA          2,588,381
                 Bonds, Series 1997E, 5.000%, 7/01/21

    9,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,           4/01 at 101      AAA          9,551,160
                 Seventy-Third Series, 6.750%, 4/15/26 (Alternative Minimum Tax)

                Puerto Rico Port Authority, Revenue Bonds, Series D:
    5,250,000    7.000%, 7/01/14 (Alternative Minimum Tax)                                   7/01 at 102      AAA          5,683,073
   11,500,000    6.000%, 7/01/21 (Alternative Minimum Tax)                                   7/01 at 100      AAA         11,957,930

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 43.8%

    5,500,000   Metropolitan Transportation Authority, New York, Commuter Facilities         7/02 at 102      AAA          6,029,265
                 Revenue Bonds, Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

                County of Nassau, New York, General Obligation Refunding Bonds:
    1,075,000    6.800%, 7/01/11 (Pre-refunded to 7/01/01)                                   7/01 at 102      AAA          1,170,557
    1,065,000    6.800%, 7/01/12 (Pre-refunded to 7/01/01)                                   7/01 at 102      AAA          1,159,668
    1,055,000    6.800%, 7/01/13 (Pre-refunded to 7/01/01)                                   7/01 at 102      AAA          1,148,779
    1,045,000    6.800%, 7/01/14 (Pre-refunded to 7/01/01)                                   7/01 at 102      AAA          1,137,890
    1,030,000    6.800%, 7/01/15 (Pre-refunded to 7/01/01)                                   7/01 at 102      AAA          1,121,557

                The City of New York, General Obligation Bonds, Fiscal 1991 Series B:
    1,950,000    7.000%, 6/01/04 (Pre-refunded to 6/01/01)                                   6/01 at 101 1/2  AAA          2,117,583
    1,550,000    7.000%, 6/01/04                                                             6/01 at 101 1/2  AAA          1,680,991

                The City of New York, General Obligation Bonds, Fiscal 1990 Series I:
      950,000    7.250%, 8/15/14                                                             8/99 at 101 1/2  AAA            978,462
      730,000    7.250%, 8/15/17 (Pre-refunded to 8/15/99)                                   8/99 at 101 1/2  AAA            751,988
    1,270,000    7.250%, 8/15/17                                                             8/99 at 101 1/2  AAA          1,308,240


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$   3,030,000   The City of New York, General Obligation Bonds, Fiscal 1991                  3/00 at 101 1/2  AAA      $   3,186,651
                 Series A, 7.250%, 3/15/18

    8,255,000   New York City, New York, Educational Construction Fund Revenue              10/99 at 101 1/2  AAA          8,541,779
                 Bonds, 1989 Series A, 7.125%, 4/01/13 (Pre-refunded to 10/01/99)

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991 Series A:
    5,965,000    7.250%, 6/15/15 (Pre-refunded to 6/15/00)                                   6/00 at 101 1/2  AAA          6,331,967
    1,200,000    7.500%, 6/15/19 (Pre-refunded to 6/15/00)                                   6/00 at 101 1/2  AAA          1,277,340

   11,000,000   New York City Transit Authority, Transit Facilities Revenue Bonds,           1/00 at 102      AAA         11,571,560
                  Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)

    1,150,000   Dormitory Authority of the State of New York, Judicial Facilities            7/00 at 100      AAA          1,442,031
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

                Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990C:
    5,380,000    7.000%, 5/15/18 (Pre-refunded to 5/15/00)                                   5/00 at 102      AAA          5,708,826
    9,825,000    6.125%, 5/15/20 (Pre-refunded to 5/15/00)                                   5/00 at 100      AAA         10,141,856

   10,000,000   Dormitory Authority of the State of New York, City University System         7/00 at 102      AAA         10,705,900
                 Consolidated Second General Resolution Revenue Bonds, Series 1990F,
                 7.500%, 7/01/20 (Pre-refunded to 7/01/00)

    1,000,000   Dormitory Authority of the State of New York, Cooper Union Insured           7/01 at 102      AAA          1,097,100
                  Revenue Bonds, Series 1990, 7.200%, 7/01/20 (Pre-refunded to 7/01/01)

    2,540,000   Dormitory Authority of the State of New York, Fordham University             7/00 at 102      AAA          2,710,180
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15
                 (Pre-refunded to 7/01/00)

    5,000,000   New York State Housing Finance Agency, State University Construction        No Opt. Call      AAA          5,895,350
                 Refunding Bonds, 1986 Series A, 7.900%, 11/01/06

    9,500,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt  2/00 at 102      AAA         10,033,995
                 Hospital Center, FHA-Insured Mortgage Revenue Bonds, 1989 Series B,
                 7.450%, 2/15/29 (Pre-refunded to 2/15/00)

    2,500,000   New York State Medical Care Facilities Finance Agency, Beth Israel          11/00 at 102      AAA          2,708,950
                 Medical Center (Main Campus), Project Revenue Bonds, 1990 Series A,
                 7.500%, 11/01/10 (Pre-refunded to 11/01/00)

    8,625,000   New York State Medical Care Facilities Finance Agency, The                   5/01 at 102      AAA          9,397,973
                 Mary Imogene Bassett Hospital Project Revenue Bonds, 1991 Series A,
                 7.125%, 11/01/20 (Pre-refunded to 5/01/01)

    3,140,000   New York State Medical Care Facilities Finance Agency, Mental                2/05 at 102      AAA          3,516,266
                 Health Services Facilities Improvement Revenue Bonds, 1995 Series A,
                 6.000%, 2/15/25 (Pre-refunded to 2/15/05)

    1,895,000   New York State Medical Care Facilities Finance Agency, Mental                2/02 at 102      AAA          2,059,543
                 Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

    1,960,000   New York State Medical Care Facilities Finance Agency, Mental                8/04 at 102      AAA          2,213,565
                 Health Services Facilities Improvement Revenue Bonds, 1994 Series E,
                 6.250%, 8/15/19 (Pre-refunded to 8/15/04)

    6,000,000   New York State Medical Care Facilities Finance Agency, New York Hospital,    2/05 at 102      AAA          6,967,980
                 FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.800%,
                 8/15/24 (Pre-refunded to 2/15/05)

    4,150,000   New York State Thruway Authority, General Revenue Bonds,                     1/05 at 102      AAA          4,639,534
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)

   15,000,000   New York State Urban Development Corporation, Correctional Capital           1/00 at 102      AAA         15,778,200
                 Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)

    9,635,000   Suffolk County Water Authority, New York, Water System Revenue               6/00 at 102      AAA         10,236,224
                 Bonds, Series 1991, 7.000%, 6/01/16 (Pre-refunded to 6/01/00)

    6,580,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue              1/00 at 101 1/2  AAA          6,883,206
                 Bonds, Series R, 7.375%, 1/01/16 (Pre-refunded to 1/01/00)

    3,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue              1/01 at 101 1/2  AAA          3,218,610
                  Bonds, Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

    2,500,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,       1/01 at 102      AAA          2,693,925
                 Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)

    4,510,000   Triborough Bridge and Tunnel Authority, Mortgage Recording Tax               1/00 at 101      AAA          4,687,829
                 Special Obligation Bonds, Series 1989 A, 7.125%, 1/01/19
                 (Pre-refunded to 1/01/00)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 10.3%

$  10,075,000   Long Island Power Authority, Electric System General Revenue Bonds,          6/08 at 101      AAA      $  10,091,221
                 Series 1998A, 5.125%, 12/01/22

   10,000,000   New York State Energy Research and Development Authority, Electric           7/99 at 101      A+          10,195,500
                 Facilities Revenue Bonds, Series 1990A (Consolidated Edison Company
                 of New York, Inc. Project), 7.500%, 7/01/25
                 (Alternative Minimum Tax)

    5,000,000   New York State Energy Research and Development Authority, Electric           1/00 at 101      A+           5,189,200
                 Facilities Revenue Bonds, Series 1991 A (Consolidated Edison Company
                 of New York, Inc. Project), 7.500%, 1/01/26 (Alternative Minimum Tax)

    2,500,000   New York State Energy Research and Development Authority, Adjustable         5/02 at 102      AAA          2,721,675
                 Rate Gas Facilities Revenue Bonds, Series 1989B (The Brooklyn Union Gas
                 Company Project), 6.750%, 2/01/24 (Alternative Minimum Tax)

    2,250,000   New York State Energy Research and Development Authority, Gas                7/03 at 102      AAA          2,334,645
                 Facilities Revenue Bonds, Series C (The Brooklyn Union Gas Company Project),
                 5.600%, 6/01/25 (Alternative Minimum Tax)

    3,000,000   New York State Energy Research and Development Authority,                   10/99 at 103      AAA          3,146,730
                 Pollution Control Revenue Bonds (Central Hudson Gas and Electric
                 Corporation Project), 1984 Series B, 7.375%, 10/01/14

    2,500,000   New York State Energy Research and Development Authority, Pollution          5/02 at 102      AAA          2,703,875
                 Control Revenue Bonds, Series 1992B (Rochester Gas and Electric
                 Corporation Projects), 6.500%, 5/15/32 (Alternative Minimum Tax)

    2,000,000   New York State Energy Research and Development Authority, Facilities         1/01 at 101      AAA          2,109,340
                 Revenue Bonds, Series 1992A (Consolidated Edison Company of New York, Inc.
                 Project), 6.750%, 1/15/27 (Alternative Minimum Tax)

    2,000,000   New York State Energy Research and Development Authority, Facilities        12/01 at 101      AAA          2,130,340
                 Revenue Bonds, Series 1992B (Consolidated Edison Company of
                 New York, Inc. Project), 6.375%, 12/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.9%

    2,115,000   Town of Clifton Park Water Authority (New York), Water System               10/03 at 102      AAA          2,076,232
                 Revenue Bonds, Series 1993, 5.000%, 10/01/26

   10,420,000   New York City (New York), Municipal Water Finance Authority,                 6/07 at 101      AAA         10,403,012
                 Water and Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.125%, 6/15/30

    6,000,000   New York City (New York), Municipal Water Finance Authority, Water           6/08 at 101      AAA          5,677,080
                 and Sewer System Revenue Bonds, Fiscal 1998 Series D, 4.750%, 6/15/25

    5,000,000   Suffolk County Water Authority (New York), Water System Revenue Bonds,       6/03 at 102      AAA          4,979,000
                 Series 1994, 5.000%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
$ 370,145,000   Total Investments - (cost $361,924,421) - 98.3%                                                          386,310,337
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                       6,493,010
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $392,803,347
====================================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
March 31, 1999
(Unaudited)


   Principal                                                                               Optional Call                   Market
       Amount   Description                                                                  Provisions*   Ratings**        Value
----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 13.1%

$   1,000,000   Nassau County Industrial Development Agency, New York, Civic               7/08 at 102     AAA       $     985,410
                 Facility Revenue and Refunding Bonds (Hofstra University Project -
                 Series 1998), 5.000%, 7/01/23

    7,250,000   New York City Industrial Development Agency, Civic Facility Revenue        1/09 at 101     AAA           7,112,830
                 Bonds (Horace Mann School Project), 5.000%, 7/01/28

    6,000,000   Dormitory Authority of the State of New York, St. Johns University,        7/01 at 102     AAA           6,543,000
                 New York, Insured Revenue Bonds, Series 1991, 6.875%, 7/01/11

   10,000,000   Dormitory Authority of the State of New York, New York University          7/01 at 102     AAA          10,639,800
                 Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15

    3,920,000   Dormitory Authority of the State of New York, Rensselaer Polytechnic       7/01 at 102     AAA           4,224,114
                 Institute Insured Revenue Bonds, Series 1991, 6.500%, 7/01/06

   12,875,000   Dormitory Authority of the State of New York, Mount Sinai School of        7/01 at 102     AAA          13,904,743
                 Medicine Insured Revenue Bonds, Series 1991, 6.750%, 7/01/15

    1,870,000   Dormitory Authority of the State of New York, Fordham University           7/00 at 102     AAA           1,990,129
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15

    4,600,000   Dormitory Authority of the State of New York, City University System       7/03 at 100     AAA           4,537,440
                 Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20

    4,000,000   Dormitory Authority of the State of New York, Fordham University           7/08 at 101     AAA           3,924,320
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

    8,440,000   Dormitory Authority of the State of New York, City University System       7/00 at 102     AAA           8,956,359
                 Consolidated Second General Resolution Revenue Bonds, Series 1990C,
                 7.000%, 7/01/14

    4,500,000   Dormitory Authority of the State of New York, Ithaca College               7/08 at 101     Aaa           4,437,225
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21

----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 7.3%

    4,880,000   Dormitory Authority of the State of New York, St. Vincent's Hospital       8/01 at 102     AAA           5,336,085
                 and Medical Center of New York, FHA-Insured Mortgage Revenue
                 Bonds, Series 1991, 7.375%, 8/01/11

    4,150,000   Dormitory Authority of the State of New York, St. Vincent's Hospital       8/01 at 102     AAA           4,504,161
                 and Medical Center of New York, FHA-Insured Mortgage Revenue Bonds,
                 Series 1991, 7.400%, 8/01/30

    1,095,000   Dormitory Authority of the State of New York, Maimonides Medical           No Opt. Call    AAA           1,149,947
                 Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996B,
                 5.500%, 8/01/14

    9,250,000   Dormitory Authority of the State of New York, The New York and             2/08 at 101     AAA           9,007,835
                 Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1998, 5.000%, 8/01/32

    5,500,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt 2/00 at 102    AAA           5,783,965
                 Hospital Center, FHA-Insured Mortgage Revenue Bonds, 1989 Series A,
                 7.375%, 2/15/19

   10,755,000   New York State Medical Care Facilities Finance Agency, North Shore         11/00 at 102    AAA          11,600,020
                 University Hospital Mortgage Project Revenue Bonds, 1990 Series A,
                 7.200%, 11/01/20

----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.0%

    4,000,000   New York City Housing Development Corporation, Multi-Unit Mortgage          6/01 at 102    AAA           4,320,720
                 Refunding Bonds (FHA-Insured Mortgage Loans), 1991 Series A,
                 7.350%, 6/01/19

   15,000,000   Pass-Through Certificates of New York City Housing Development              4/99 at 105    AAA          15,792,000
                 Corporation, Multifamily Housing,Limited Obligation Bonds, Series 1991A,
                 6.500%, 2/20/19

                New York State Finance Agency, Housing Project Mortgage Revenue
                Bonds, 1996 Series A Refunding:
      980,000    6.100%, 11/01/15                                                           5/06 at 102    AAA           1,064,143
    3,980,000    6.125%, 11/01/20                                                           5/06 at 102    AAA           4,297,763
    5,000,000    6.750%, 1/01/26                                                            1/02 at 102    AAA           5,439,200

   Principal                                                                               Optional Call                   Market
       Amount   Description                                                                  Provisions*   Ratings**        Value
----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.2%
$   1,500,000   State of New York Mortgage Agency, Homeowner Mortgage                      9/04 at 102     AAA       $   1,626,465
                 Revenue Bonds, Series 43, 6.450%, 10/01/17

                State of New York Mortgage Agency, Homeowner Mortgage
                Revenue Bonds, Series VV:
    2,070,000    7.375%, 10/01/11 (Alternative Minimum Tax)                               10/01 at 102     AAA           2,201,652
    9,820,000    7.375%, 10/01/11 (Alternative Minimum Tax)                               10/01 at 102     Aa2          10,420,886

    2,345,000   State of New York Mortgage Agency, Mortgage Revenue Bonds,                 4/99 at 100     AAA           2,350,417
                 Eighth Series A, 6.875%, 4/01/17

----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 4.5%

    1,200,000   Town of Brookhaven, Suffolk County, New York, Various Purpose             10/02 at 102     AAA           1,315,740
                 Serial Bonds, 1991 Series B, 6.400%, 10/01/11

                City of Buffalo, New York, Refunding Serial Bonds of 1991:
      530,000    6.250%, 2/01/11                                                           2/01 at 101     AAA             557,412
      760,000    6.250%, 2/01/13                                                           2/01 at 101     AAA             800,774
      760,000    6.250%, 2/01/15                                                           2/01 at 101     AAA             800,774

       65,000   The City of New York, General Obligation Bonds, Fiscal 1992                8/02 at 101 1/2 AAA              70,457
                 Series C, Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10

       60,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,      8/02 at 101 1/2 AAA              65,881
                 6.625%, 8/01/14

    3,100,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series A,      3/00 at 101 1/2 AAA           3,252,737
                 7.250%, 3/15/19

    4,150,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series H,      8/08 at 101     AAA           4,149,710
                 5.125%, 8/01/25

    3,000,000   Town of North Hempstead, Nassau County, New York, General                  3/08 at 101     Aaa           2,907,030
                 Obligation Refunding Serial Bonds, 1998 Series B, 4.750%, 3/01/18

    2,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,             7/08 at 101     AAA           2,451,025
                 General Obligation Bonds, 4.875%, 7/01/23

                Rensselaer County, New York, General Obligation Serial Bonds,
                Series 1991:
      960,000    6.700%, 2/15/16                                                            No Opt. Call   AAA           1,169,866
      960,000    6.700%, 2/15/17                                                            No Opt. Call   AAA           1,171,258
      960,000    6.700%, 2/15/18                                                            No Opt. Call   AAA           1,171,805
      960,000    6.700%, 2/15/19                                                            No Opt. Call   AAA           1,174,339
      960,000    6.700%, 2/15/20                                                            No Opt. Call   AAA           1,177,728
      747,000    6.700%, 2/15/21                                                            No Opt. Call   AAA             918,563

----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 17.8%

    1,000,000   Battery Park City Authority, Senior Revenue Refunding Bonds,                11/03 at 102   AAA           1,015,230
                 Series 1993A, 5.250%, 11/01/17

    9,000,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,            4/08 at 101    AAA           8,493,210
                 Series 1998A, 4.750%, 4/01/28

    2,000,000   New York City (New York), Transitional Finance Authority, Future            8/07 at 101    AAA           1,962,700
                 Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27

    4,390,000   Dormitory Authority of the State of New York, Municipal Health Facilities   1/09 at 101    AAA           4,314,712
                 Improvement Program, Lease Revenue Bonds (New York City Issue),
                 1998 Series 1, 5.000%, 1/15/23

    5,000,000   Dormitory Authority of the State of New York, Judicial Facilities         4/99 at 116 9/32 Baa1          5,745,250
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991A,
                 9.500%, 4/15/14

   13,275,000   Dormitory Authority of the State of New York, Judicial Facilities           4/01 at 102    AAA          14,333,018
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991B,
                 7.000%, 4/15/16

    5,000,000   Dormitory Authority of the State of New York, Leake and Watts               7/04 at 102    AAA           5,446,850
                 Services, Inc., Insured Revenue Bonds, Series 1994, 6.000%, 7/01/23

    2,000,000   New York State Environmental Facilities Corporation, Riverbank              4/07 at 100    AAA           2,002,600
                 State Park, Special Obligation Refunding Revenue Bonds, 1996 Series,
                 5.125%, 4/01/22

    2,040,000   New York State Medical Care Facilities Finance Agency, Mental               8/99 at 102    AAA           2,109,707
                 Health Services Facilities Improvement Revenue Bonds,
                 1989 Series C, 7.375%, 8/15/19

       20,000   New York State Medical Care Facilities Finance Agency, Mental               2/05 at 102    AAA              21,629
                 Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25

      365,000   New York Medical Care Facilities Finance Agency, Mental Health              2/02 at 102    AAA             392,689
                 Services Facilities Improvement Revenue Bonds, 1992 Series B,
                 6.250%, 8/15/18

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   1,000,000   New York State Medical Care Facilities Finance Agency, Mental               8/03 at 102    AAA       $   1,009,360
                 Health Services Facilities Improvement Revenue Bonds,
                 1993 Series D, 5.250%, 8/15/23

    4,000,000   New York State Medical Care Facilities Financing Agency, Mental             2/02 at 100    AAA           4,063,880
                 Health Services Facilities Improvement Revenue Bonds,
                 1992 Series A, 5.500%, 8/15/21

    1,720,000   New York State Urban Development Corporation, Youth Facilities              4/04 at 102    AAA           1,840,400
                 Revenue Bonds, Series 1994, 5.700%, 4/01/14

    6,400,000   Empire Development Corporation, New York State Urban Development            1/06 at 102    AAA           6,583,872
                 Corporation, Correctional Capital Facilities Revenue Bonds,
                 Series 6, 5.375%, 1/01/25

   12,000,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding        1/01 at 102    AAA          12,785,160
                 Bonds, Series 1991A, 6.625%, 1/01/17

                Triborough Bridge and Tunnel Authority, Special Obligation Refunding
                Bonds, Series 1991B:
   14,000,000    7.100%, 1/01/10                                                            1/01 at 102    AAA          15,028,580
    3,500,000    6.875%, 1/01/15                                                            1/01 at 102    AAA           3,745,210

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.1%

    3,000,000   Metropolitan Transportation Authority (New York), Commuter                  7/08 at 101    AAA           2,956,230
                 Facilities Revenue Bonds, Series 1998A, 5.000%, 7/01/23

    5,000,000   Metropolitan Transportation Authority, Transit Facilities Revenue          7/02 at 101 1/2 AAA           5,458,950
                 Bonds, Series K, 6.250%, 7/01/11

    7,900,000   Monroe County Airport Authority, Greater Rochester International Airport    1/00 at 102    AAA           8,264,348
                 Revenue Bonds, Series 1989, 7.250%, 1/01/19 (Alternative Minimum Tax)

    3,700,000   New York City Industrial Development Agency, Amended and Restated           11/04 at 102   AAA           3,978,425
                 Industrial Development Revenue Bonds (1991 Japan Airlines Company,
                 Ltd. Project), 6.000%, 11/01/15 (Alternative Minimum Tax)

   10,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,          11/01 at 101   AA-          10,625,400
                 Seventy-Sixth Series, 6.500%, 11/01/26 Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 30.7%

    5,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities       7/02 at 102    AAA           5,481,150
                 Revenue Bonds, Series 1992B,  6.250%, 7/01/17 (Pre-refunded to 7/01/02)

    1,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities       7/06 at 102    AAA           1,136,670
                  Revenue Bonds, Series 1996A, 6.000%, 7/01/21 (Pre-refunded to 7/01/06)

    5,000,000   Nassau County Industrial Development Agency, Civic Facility Revenue         8/01 at 102    AAA           5,450,850
                 Bonds (Hofstra University Project - Series 1991), 6.750%, 8/01/11
                 (Pre-refunded to 8/01/01)

    4,935,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,      8/02 at 101 1/2 AAA           5,393,906
                 Fixed Rate Bonds, Subseries C-1,6.250%, 8/01/10 (Pre-refunded to 8/01/02)

    4,940,000   The City of New York, General Obligation Bonds, 1992 Series C,             8/02 at 101 1/2 AAA           5,456,922
                 6.625%, 8/01/14 (Pre-refunded to 8/01/02)

    1,500,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series A,      3/00 at 101 1/2 AAA           1,577,550
                 7.250%, 3/15/18

    3,000,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series B,       10/99 at 100   AAA           3,053,910
                 7.000%, 10/01/19

    9,000,000   New York City (New York), Educational Construction Fund, Revenue          10/99 at 101 1/2 AAA           9,312,660
                 Bonds, 1989 Series A, 7.125%, 4/01/13 (Pre-refunded to 10/01/99)

    3,200,000   New York City Municipal Water Finance Authority, Water and Sewer           6/00 at 101 1/2 AAA           3,406,240
                 System Revenue Bonds, Fiscal 1991 Series A, 7.500%, 6/15/19
                 (Pre-refunded to 6/15/00)

    5,000,000   New York City Municipal Water Finance Authority, Water and Sewer           6/01 at 101 1/2 AAA           5,435,800
                 System Revenue Bonds, Fiscal 1991 Series C, 7.000%, 6/15/16
                 (Pre-refunded to 6/15/01)

    2,780,000   New York City Transit Authority, Transit Facilities Revenue Bonds,          1/00 at 102    AAA           2,924,449
                 Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)

    5,000,000   The Trust for Cultural Resources of the City of New York, Revenue           4/01 at 102    AAA           5,417,400
                 Refunding Bonds, Series 1991A (The American Museum of Natural
                 History), 6.900%, 4/01/21 (Pre-refunded to 4/01/01)

    5,000,000   The Trust for Cultural Resources of the City of New York, Revenue           1/02 at 102    AAA           5,472,550
                 Refunding Bonds, Series 1991A (The Museum of Modern Art),
                 6.625%, 1/01/19 (Pre-refunded to 1/01/02)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

                State of New York, Serial Bonds:
$   4,055,000    6.750%, 8/01/08 (Pre-refunded to 8/01/01)                                  8/01 at 102    AAA       $   4,420,639
    4,055,000    6.750%, 8/01/10 (Pre-refunded to 8/01/01)                                  8/01 at 102    AAA           4,420,639

    5,000,000   Dormitory Authority of the State of New York, State University              5/00 at 102    AAA           5,318,100
                 Educational Facilities Revenue Bonds, Series 1989B, 7.250%, 5/15/15
                 (Pre-refunded to 5/15/00)

    5,000,000   Dormitory Authority of the State of New York, State University              5/02 at 102    AAA           5,540,200
                 Educational Facilities Revenue Bonds, Series 1991A, 6.750%, 5/15/21
                 (Pre-refunded to 5/15/02)

    1,000,000   Dormitory Authority of the State of New York, State University              5/00 at 102    AAA           1,061,120
                 Educational Facilities Revenue Bonds,  Series 1990C, 7.000%, 5/15/18
                 (Pre-refunded to 5/15/00)

   10,930,000   Dormitory Authority of the State of New York, Ithaca College Insured        7/01 at 102    AAA          11,772,703
                 Revenue Bonds, Series 1991, 6.250%, 7/01/21 (Pre-refunded to 7/01/01)

   10,380,000   Dormitory Authority of the State of New York, Fordham University            7/00 at 102    AAA          11,075,460
                 Insured Revenue Bonds, Series 1990,7.200%, 7/01/15
                 (Pre-refunded to 7/01/00)

    3,560,000   Dormitory Authority of the State of New York, City University System        7/00 at 102    AAA           3,790,617
                 Consolidated Second General Resolution Revenue Bonds, Series 1990C,
                 7.000%, 7/01/14 (Pre-refunded to 7/01/00)

    8,945,000   New York State Medical Care Facilities Finance Agency, St. Luke's-          2/00 at 102    AAA           9,447,798
                 Hospital Center, FHA-Insured Mortgage Revenue Bonds, 1989 Series B,
                 Roosevelt 7.450%, 2/15/29 (Pre-refunded to 2/15/00)

    2,230,000   New York State Medical Care Facilities Finance Agency, Mental Health        2/05 at 102    AAA           2,497,221
                 Services Facilities Improvement Revenue Bonds, 1995 Series A, 6.000%,
                 2/15/25 (Pre-refunded to 2/15/05)

    5,260,000   New York State Medical Care Facilities Finance Agency, Mental               2/02 at 102    AAA           5,716,726
                 Health Services Facilities Improvement Revenue Bonds, 1992 Series B,
                 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

    5,000,000   New York State Medical Care Facilities Finance Agency, New York             2/05 at 102    AAA           5,806,650
                 Hospital, FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.800%,
                 8/15/24 (Pre-refunded to 2/15/05)

                County of Suffolk (New York), Public Improvement Bonds, 1991 Series A:
      790,000    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             860,255
      745,000    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             811,253
      720,000    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             784,030
      730,000    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             794,919
      735,000    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             800,364
      250,000    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             272,233
      245,000    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             266,788
      245,000    6.500%, 10/01/18 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             266,788
      240,000    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             261,343

                County of Suffolk (New York), Public Improvement Bonds, 1991 Series B:
      265,000    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             288,566
      265,000    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             288,566
      270,000    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             294,011
      275,000    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             299,456
      280,000    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             304,900
      275,000    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             299,456
      280,000    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             304,900
      285,000    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                                10/01 at 102   AAA             310,345

   17,945,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue             1/01 at 102    AAA          19,336,994
                 Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.3%

   14,000,000   New York State Energy Research and Development Authority,                   1/00 at 101    A+           14,529,760
                 Electric Facilities Revenue Bonds, Series 1991 A (Consolidated Edison
                 Company of New York, Inc. Project), 7.500%, 1/01/26 (Alternative
                 Minimum Tax)

   11,000,000   New York State Energy Research and Development Authority, Adjustable        5/02 at 102    AAA          11,975,370
                 Rate Gas Facilities Revenue Bonds, Series 1989B (The Brooklyn Union
                 Gas Company Project), 6.750%, 2/01/24 (Alternative Minimum Tax)

    1,000,000   New York State Energy Research and Development Authority, Adjustable        7/05 at 102    AAA           1,088,350
                 Rate Pollution Control Revenue Bonds (New York State Electric and Gas
                 Corporation Project), 1987 Series A, 6.150%, 7/01/26 (Alternative
                 Minimum Tax)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$   3,000,000   New York State Energy Research and Development Authority, Pollution         10/01 at 102   AAA       $   3,242,040
                 Control Refunding Revenue Bonds (Niagara Mohawk Power
                 Corporation Project), Series 1991A, 6.625%, 10/01/13

    2,500,000   New York State Energy Research and Development Authority,                   1/01 at 101    AAA           2,636,675
                 Facilities Revenue Bonds, Series 1992A (Consolidated Edison Company
                 of New York, Inc. Project), 6.750%, 1/15/27 (Alternative Minimum Tax)

    3,500,000   New York State Energy Research and Development Authority,                   12/01 at 101   AAA           3,728,095
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison Company
                 of New York, Inc. Project), 6.375%, 12/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.2%

    8,500,000   New York City (New York), Municipal Water Finance Authority,                6/07 at 101    AAA           8,486,145
                 Water and Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.125%, 6/15/30

    1,000,000   New York City (New York), Municipal Water Finance Authority,                6/08 at 101    AAA             946,180
                 Water and Sewer System Revenue Bonds, Fiscal 1998 Series D,
                 4.750%, 6/15/25

    5,000,000   New York State Environmental Facilities Corporation, State Water            9/00 at 102    AAA           5,346,700
                 Pollution Control Revolving Fund Revenue Bonds, Series 1991 B
                 (Pooled Loan Issue), 7.100%, 9/15/11

    1,300,000   New York State Environmental Facilities Corporation, Water Facilities       6/02 at 102    AAA           1,408,091
                 Revenue Bonds, Series 1992 (The New Rochelle Water Company Project),
                 6.400%, 12/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$ 479,172,000   Total Investments - (cost $472,863,133) - 99.2%                                                          508,103,641
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       4,038,099
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 512,141,740
====================================================================================================================================

 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**    Ratings: Using the higher of Standard & Poor's or Moody's rating.
                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
March 31, 1999
(Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 18.3%

$   3,130,000   County of Monroe Industrial Development Agency (Monroe County,             12/99 at 103         AAA    $   3,296,516
                 New York), 1986 Industrial Development Revenue Bonds (Wilmur
                 Associates Facility), Eastman Place Remarketing, 7.250%, 12/01/16
                 (Alternative Minimum Tax)

    6,350,000   Nassau County Industrial Development Agency (New York), Civic               7/08 at 102         AAA        6,257,354
                 Facility Revenue and RefundingBonds (Hofstra University Project -
                 Series 1998), 5.000%, 7/01/23

    5,000,000   The Trust for Cultural Resources of the City of New York, Revenue           7/06 at 101         AAA        5,353,050
                 Bonds, Series 1996 (The New York Botanical Garden), 5.800%, 7/01/26

    7,250,000   The Trust for Cultural Resources of the City of New York, Revenue           1/07 at 102         AAA        7,597,710
                 Refunding Bonds, Series 1996A (The Museum of Modern Art),
                 5.500%, 1/01/21

   14,500,000   The Trust for Cultural Resources of the City of New York, Revenue           4/07 at 101         AAA       15,365,360
                 Bonds, Series 1997A (American Museum of Natural History),
                 5.650%, 4/01/27

    4,775,000   New York City Industrial Development Agency, Civic Facility Revenue         6/07 at 102         AAA        4,848,153
                 Bonds (Trinity Episcopal School Corporation Project), 5.250%, 6/15/27

    1,000,000   Dormitory Authority of the State of New York, State University              5/00 at 102         AAA        1,058,030
                 Educational Facilities Revenue Bonds, Series 1990B, 7.000%, 5/15/16

    7,250,000   Dormitory Authority of the State of New York, The New York Public           7/02 at 102         AAA        7,767,868
                 Library Insured Revenue Bonds, Series 1992A, 5.875%, 7/01/22

    1,000,000   Dormitory Authority of the State of New York, Mount Sinai School of         7/01 at 102         AAA        1,079,980
                 Medicine Insured Revenue Bonds, Series 1991, 6.750%, 7/01/15

    7,515,000   Dormitory Authority of the State of New York, Marist College Insured        7/02 at 102         AAA        8,092,002
                 Revenue Bonds, Series 1992,6.000%, 7/01/22

    1,000,000   Dormitory Authority of the State of New York, Fordham University I          7/04 at 102         AAA        1,034,620
                 nsured Revenue Bonds, Series 1994, 5.500%, 7/01/23

    1,000,000   Dormitory Authority of the State of New York, City University System       No Opt. Call         AAA        1,103,090
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/18

    1,970,000   Dormitory Authority of the State of New York, University of Rochester,      7/04 at 102         AAA        2,103,389
                 Strong Memorial Hospital Revenue Bonds, Series 1994, 5.900%, 7/01/17

    1,240,000   Dormitory Authority of the State of New York, Sarah Lawrence                7/05 at 102         AAA        1,352,282
                 College Revenue Bonds, Series 1995, 6.000%, 7/01/24

    8,500,000   Dormitory Authority of the State of New York, Ithaca College                7/07 at 102         AAA        8,630,645
                 Insured Revenue Bonds, Series 1997, 5.250%, 7/01/26

    1,250,000   Dormitory Authority of the State of New York, St. Johns University          7/06 at 102         AAA        1,325,325
                 Insured Revenue Bonds, Series 1996, 5.600%, 7/01/16

    4,625,000   Dormitory Authority of the State of New York, Barnard College               7/07 at 101         AAA        4,696,086
                 Insured Revenue Bonds, Series 1996, 5.250%, 7/01/26

    7,000,000   Dormitory Authority of the State of New York, Fordham University            7/08 at 101         AAA        6,867,560
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

    2,000,000   Dormitory Authority of the State of New York, City University System        7/08 at 102         AAA        1,963,340
                 Consolidated Third General Resolution Revenue Bonds, 1998 Series 1,
                 5.000%, 7/01/26

    5,750,000   Dormitory Authority of the State of New York, State University              5/08 at 100         AAA        5,441,110
                 Educational Facilities Revenue Bonds, Series 1998A, 4.750%, 5/15/25

    3,835,000   Dormitory Authority of the State of New York, City University System        7/00 at 102         AAA        4,069,625
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1990C, 7.000%, 7/01/14

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 3.2%

$   5,000,000   Dormitory Authority of the State of New York (North Shore Health           11/08 at 101         AAA    $   4,913,000
                 System Obligated Group), North Shore University Hospital at Forest
                 Hills Revenue Bonds, Series 1998, 5.000%, 11/01/23

    5,350,000   New York State Medical Care Facilities Finance Agency, Sisters             11/01 at 102         AAA        5,785,169
                 of Charity Hospital of Buffalo Project Revenue Bonds, 1991
                 Series A, 6.625%, 11/01/18

    1,000,000   New York State Medical Care Facilities Finance Agency, St. Mary's          11/03 at 102         AAA        1,098,430
                 Hospital (Rochester), Mortgage Project Revenue Bonds, 1994 Series A
                 Refunding, 6.200%, 11/01/14

    3,000,000   New York State Medical Care Facilities Finance Agency, Montefiore           2/05 at 102         AAA        3,145,740
                 Medical Center, FHA-Insured Mortgage Revenue Bonds,
                 1995 Series A , 5.750%, 2/15/25

    1,915,000   New York State Medical Care Facilities Finance Agency, Health              11/05 at 102         AAA        2,185,226
                 Center Projects Revenue Bonds (Secured Mortgage Program),
                 1995 Series A, 6.375%, 11/15/19

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.8%

   12,475,000   Pass-Through Certificates of New York City Housing Development              4/99 at 105         AAA       13,133,680
                 Corporation, Multifamily Housing Limited Obligation Bonds,
                 Series 1991A, 6.500%, 2/20/19

    1,690,000   New York State Housing Finance Agency, Housing Project Mortgage             5/06 at 102         AAA        1,824,930
                 Revenue Bonds, 1996 Series A  Refunding, 6.125%, 11/01/20

    1,575,000   New York State Housing Finance Agency, Insured Multifamily                  8/04 at 102         AAA        1,700,402
                 Mortgage Housing Revenue Bonds, 1994 Series B, 6.250%, 8/15/14

                New York State Urban Development Corporation, Section 236 Revenue
                Bonds, Series 1992A:
    5,515,000    6.700%, 1/01/12                                                            1/02 at 102         AAA        5,992,323
   17,995,000    6.750%, 1/01/26                                                            1/02 at 102         AAA       19,575,681

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 0.6%

    2,000,000   State of New York Mortgage Agency, Homeowner Mortgage                       3/04 at 102         AAA        2,054,440
                 Revenue Bonds, Series 33, 5.400%, 10/01/17

      985,000   State of New York Mortgage Agency, Homeowner Mortgage                      10/01 at 102         AAA        1,044,090
                 Revenue Bonds, Series VV,  7.250%, 10/01/07 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 0.4%

    2,000,000   Dormitory Authority of the State of New York, United Cerebral               7/06 at 102         AAA        2,092,020
                 Palsy of New York City, Inc., Insured Revenue Bonds,
                 Series 1996, 5.500%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 0.7%

    1,000,000   County of Erie, New York, General Obligation Bonds, 1995 Series B,      6/05 at 101 1/2         AAA        1,052,220
                 5.625%, 6/15/20

      200,000   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2         AAA          218,616
                 Fiscal 1992 Series C, Subseries C-1, 6.625%, 8/01/15

      360,000   The City of New York, New York, General Obligation Bonds,               2/02 at 101 1/2         AAA          394,823
                 Fiscal 1992 Series H, 7.100%, 2/01/10

      525,000   City of Yonkers, New York, General Obligation Serial Bonds,                 2/02 at 102         AAA          571,720
                 Series 1992-A, 6.500%, 2/15/07

    1,390,000   City of Yonkers, New York, General Obligation Serial Bonds,                 2/02 at 102         AAA        1,521,675
                 Series 1992-B, 6.500%, 2/15/07

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.0%

   15,000,000   Metropolitan Transportation Authority, Transit Facilities 1987              7/01 at 102         AAA       16,119,750
                 Service Contract Bonds,Series 5, 6.500%, 7/01/16

    3,000,000   New York City (New York), Transitional Finance Authority, Future            8/07 at 101         AAA        2,944,050
                 Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27

    6,000,000   Dormitory Authority of the State of New York, Municipal Health              1/09 at 101         AAA        5,897,100
                 Facilities Improvement Program Lease Revenue Bonds (New York City Issue),
                 1998 Series 1, 5.000%, 1/15/23

    5,375,000   Dormitory Authority of the State of New York, Leake and Watts Services,     7/04 at 102         AAA        5,855,364
                 Inc. Insured Revenue Bonds, Series 1994, 6.000%, 7/01/23

    2,200,000   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102         AAA        2,202,970
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.125%, 8/15/21

    8,000,000   Dormitory Authority of the State of New York, Mental Health Services        8/08 at 101         AAA        7,884,400
                 Facilities Improvement Revenue Bonds, Series 1998D, 5.000%, 2/15/23

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   3,340,000   Dormitory Authority of the State of New York, Insured Revenue               7/09 at 101         AAA    $   3,502,124
                 Bonds (853 Schools Program 1999 Issue 1), Harmony Heights School,
                 Series 1999C, 5.500%, 7/01/18 (WI)

    8,000,000   New York Local Government Assistance Corporation, Series 1993 B,            4/04 at 100         AAA        7,884,560
                 Refunding Bonds, 5.000%, 4/01/23

                New York State Medical Care Facilities Financing Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1992
                Series A:
      120,000    6.375%, 8/15/10                                                            2/02 at 102         AAA          129,762
      155,000    6.375%, 8/15/17                                                            2/02 at 102         AAA          167,719

    5,250,000   New York State Medical Care Facilities Finance Agency, Mental               2/04 at 102         AAA        5,296,358
                 Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.250%, 2/15/19

    3,000,000   New York State Urban Development Corporation, Youth Facilities              4/04 at 102         AAA        3,210,000
                 Revenue Bonds, Series 1994, 5.700%, 4/01/14

   24,000,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding        1/01 at 102         AAA       25,681,440
                 Bonds, Series 1991B, 6.875%, 1/01/15

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 8.7%

    3,000,000   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System Revenue   1/05 at 101         AAA        3,194,970
                 Bonds, Series 1995, 5.750%, 1/01/25

    3,000,000   Metropolitan Transportation Authority (New York), Commuter                  7/06 at 102         AAA        3,267,270
                 Facilities Revenue Bonds, Series 1996A, 6.000%, 7/01/16

    5,500,000   Metropolitan Transportation Authority (New York), Transit Facilities        7/08 at 101         AAA        5,198,490
                 Revenue Bonds, Series 1998B, 4.750%, 7/01/26

    3,500,000   Monroe County Airport Authority, Greater Rochester International            1/00 at 102         AAA        3,661,420
                 Airport Revenue Bonds, Series 1989, 7.250%, 1/01/19
                 (Alternative Minimum Tax)

    2,050,000   New York City Industrial Development Agency, Amended and Restated          11/04 at 102         AAA        2,204,263
                 Industrial Development Revenue Bonds (1991 Japan Airlines
                 Company, Ltd. Project), 6.000%, 11/01/15 (Alternative Minimum Tax)

    1,000,000   Niagara Frontier Transportation Authority (Greater Buffalo International    4/04 at 102         AAA        1,097,600
                 Airport), Airport Revenue Bonds, Series 1994A, 6.250%, 4/01/24
                 (Alternative Minimum Tax)

    5,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,          1/01 at 101         AAA        5,292,300
                 Seventy-First Series, 6.500%, 1/15/26

   10,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,         11/01 at 101         AAA       10,705,600
                 Seventy-Sixth Series, 6.500%, 11/01/26 (Alternative Minimum Tax)

    5,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,          1/01 at 101         AAA        5,292,300
                 Seventy-First Series, 6.500%, 1/15/26

    7,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,  1/02 at 101 1/2         AAA        7,538,440
                 Series X, 6.500%, 1/01/19

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 30.7%

    1,980,000   Town of Clifton Park Water Authority (New York), Water System              10/02 at 102         AAA        2,189,642
                 Revenue Bonds, 1991 Series A, 6.375%, 10/01/26
                 (Pre-refunded to 10/01/02)

   24,155,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,    7/02 at 102         AAA       26,662,772
                 Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

                County of Nassau, New York, General Obligation Serial Bonds:
    1,410,000    6.100%, 11/15/07 (Pre-refunded to 11/15/01)                               11/01 at 103         AAA        1,538,522
    1,260,000    6.375%, 11/15/09 (Pre-refunded to 11/15/01)                               11/01 at 103         AAA        1,383,455
    1,495,000    6.100%, 11/15/09 (Pre-refunded to 11/15/01)                               11/01 at 103         AAA        1,631,269
    1,285,000    6.375%, 11/15/10 (Pre-refunded to 11/15/01)                               11/01 at 103         AAA        1,410,904
    1,000,000    6.100%, 11/15/10 (Pre-refunded to 11/15/01)                               11/01 at 103         AAA        1,091,150

   19,800,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,   8/02 at 101 1/2         AAA       21,871,872
                 Subseries C-1, 6.625%, 8/01/15 (Pre-refunded to 8/01/02)

    2,140,000   The City of New York (New York), General Obligation Bonds,              2/02 at 101 1/2         AAA        2,363,651
                 Fiscal 1992 Series H, 7.100%, 2/01/10 (Pre-refunded to 2/01/02)

    1,090,000   New York City Municipal Water Finance Authority, Water and                  6/01 at 101         AAA        1,174,224
                 Sewer Revenue Bonds, Fiscal 1992 Series A, 6.750%,
                 6/15/16 (Pre-refunded to 6/15/01)

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   3,520,000   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call         AAA    $   4,413,869
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

    7,750,000   Dormitory Authority of the State of New York, Hamilton College              7/01 at 102         AAA        8,389,065
                 Insured Revenue Bonds, Series 1991, 6.500%, 7/01/21
                 (Pre-refunded to 7/01/01)

    3,000,000   Dormitory Authority of the State of New York, State University              5/02 at 102         AAA        3,324,120
                 Educational Facilities Revenue Bonds, Series 1991A, 6.750%,
                 5/15/21 (Pre-refunded to 5/15/02)

   10,000,000   Dormitory Authority of the State of New York, State University              5/00 at 102         AAA       10,611,200
                 Educational Facilities Revenue Bonds, Series 1990C, 7.000%,
                 5/15/18 (Pre-refunded to 5/15/00)

    6,450,000   Dormitory Authority of the State of New York, City University System        7/00 at 102         AAA        6,905,306
                 Consolidated Second General Resolution Revenue Bonds, Series 1990F,
                 7.500%, 7/01/20 (Pre-refunded to 7/01/00)

    2,000,000   Dormitory Authority of the State of New York, Hamilton College              7/01 at 102         AAA        2,164,920
                 Insured Revenue Bonds, Series 1991, 6.500%, 7/01/11
                 (Pre-refunded to 7/01/01)

    3,700,000   Dormitory Authority of the State of New York, City University System        7/04 at 102     BBB+***        4,167,680
                 Consolidated Third General Resolution Revenue Bonds, Series 1,
                 6.300%, 7/01/24 (Pre-refunded to 7/01/04)

    1,620,000   Dormitory Authority of the State of New York, City University System        7/00 at 102         AAA        1,724,944
                 Consolidated Second General Resolution Revenue Bonds, Series 1990C,
                 7.000%, 7/01/14 (Pre-refunded to 7/01/00)

    1,030,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt 2/00 at 102         AAA        1,087,896
                 Hospital Center, FHA-Insured Mortgage Revenue Bonds, 1989 Series B,
                 7.450%, 2/15/29 (Pre-refunded to 2/15/00)

    1,500,000   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102       AA***        1,656,000
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series A, 6.700%, 8/15/23 (Pre-refunded to 8/15/02)

   22,900,000   New York Medical Care Facilities Finance Agency, Mental Health              2/02 at 102         AAA       24,938,886
                 Services Facilities Improvement Revenue Bonds, 1992 Series A,
                 6.375%, 8/15/10 (Pre-refunded to 2/15/02)

    4,825,000   Power Authority of the State of New York, General Purpose Bonds,            1/02 at 102         AAA        5,268,080
                 Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)

    5,000,000   Power Authority of the State of New York, General Purpose Bonds,            1/01 at 100         AAA        5,209,650
                 Series Y, 6.000%, 1/01/20 (Pre-refunded to 1/01/01)

    4,000,000   New York State Thruway Authority, General Revenue Bonds,                    1/02 at 102         AAA        4,289,520
                 Series A, 5.750%, 1/01/19 (Pre-refunded to 1/01/02)

    3,100,000   New York State Urban Development Corporation, Correctional                  1/00 at 102         AAA        3,260,828
                 Capital Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)

    4,700,000   Niagara Falls Bridge Commission, Toll Bridge System Revenue Bonds,         10/02 at 102         AAA        5,159,331
                 Series 1992, 6.125%, 10/01/19 (Pre-refunded to 10/01/02)

    2,500,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,  1/01 at 101 1/2         AAA        2,682,175
                 Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

    3,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,      1/01 at 102         AAA        3,232,710
                 Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)

    5,800,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,  1/02 at 101 1/2         AAA        6,343,924
                 Series W, 6.750%, 1/01/22 (Pre-refunded to 1/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 8.8%

    1,650,000   Islip Resource Recovery Agency, Resource Recovery System Revenue           No Opt. Call         AAA        2,031,348
                 Bonds (1985 Facility - Series B (1994)), 7.250%, 7/01/11
                 (Alternative Minimum Tax)

                New York State Energy Research and Development Authority, Electric
                Facilities Revenue Bonds, Series 1989 C (Consolidated Edison Company
                of New York, Inc. Project):
    5,000,000    7.250%, 11/01/24 (Alternative Minimum Tax)                                 5/99 at 101         AAA        5,065,750
   10,000,000    7.250%, 11/01/24 (Alternative Minimum Tax)                                 5/99 at 101          A+       10,131,100

    6,000,000   New York State Energy Research and Development Authority,                   5/02 at 102         AAA        6,529,620
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989A
                (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

    1,500,000   New York State Energy Research and Development Authority, Gas               7/03 at 102         AAA        1,556,430
                 Facilities Revenue Bonds, Series C (The Brooklyn Union Gas Company
                 Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$  12,000,000   New York State Energy Research and Development Authority,                   5/02 at 102         AAA    $  12,978,600
                 Pollution Control Revenue Bonds, Series 1992B (Rochester
                 Gas and Electric Corporation Projects), 6.500%, 5/15/32
                 (Alternative Minimum Tax)

    9,000,000   New York State Energy Research and Development Authority,                  12/01 at 101         AAA        9,586,530
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison Company
                 of New York, Inc. Project), 6.375%, 12/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.8%

                New York City (New York), Municipal Water Finance Authority,
                Water and Sewer System Revenue Bonds, Fiscal 1992 Series A:
    8,410,000    6.750%, 6/15/16                                                            6/01 at 101         AAA        9,010,640
    9,770,000    6.250%, 6/15/21                                                            6/01 at 100         AAA       10,275,400

    1,000,000   Western Nassau County Water Authority, System Revenue Bonds,                5/06 at 102         AAA        1,058,540
                 Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$ 504,745,000   Total Investments - (cost $498,779,033) - 99.0%                                                          536,207,053
=============-----------------------------------------------------------------------------------------------------------------------

                Temporary Investments in Short-Term Municipal Securities - 0.4%

    1,600,000   Nassau County Industrial Development Agency (New York), Civic                                VMIG-1        1,600,000
                 Facility Revenue Bonds (Cold Spring Harbor Lab Project), Variable Rate
                 Demand Bonds, 2.950%, 7/01/19+

      400,000   Dormitory Authority of the State of New York, Cornell University,                            VMIG-1          400,000
                 Series B, Variable Rate Demand Bonds, 2.950%, 7/01/25+

      400,000   Syracuse, New York, Industrial Development Agency, Civic Facility                            VMIG-1          400,000
                 Revenue Bonds (Syracuse University Project), Variable Rate
                 Demand Bonds, 2.950%, 3/01/23+
------------------------------------------------------------------------------------------------------------------------------------
$   2,400,000   Total Temporary Investments - 0.4%                                                                         2,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.6%                                                                       3,302,398
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  541,909,451
====================================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
     There may be other call provisions at varying prices at later dates.
**   Ratings: Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
(WI) Security purchased on a when-issued basis (note 1).
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified marked index.

                                  See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF)
MARCH 31, 1999
(UNAUDITED)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 22.0%

$   2,000,000   County of Monroe County Industrial Development Agency, Civic                6/05 at 102         AAA    $   2,179,500
                 Facility Revenue Bonds (Nazareth College of Rochester Project),
                 Series 1995, 6.000%, 6/01/20

    5,460,000   The Trust for Cultural Resources of the City of New York, Revenue           7/06 at 101         AAA        5,845,531
                 Bonds, Series 1996 (The New York  Botanical Garden),
                 5.800%, 7/01/26

    1,250,000   The Trust for Cultural Resources of the City of New York, Revenue           1/07 at 102         AAA        1,309,950
                 Refunding Bonds, Series 1996A  (The Museum of Modern Art),
                 5.500%, 1/01/21

    5,000,000   The Trust for Cultural Resources of the City of New York, Revenue           4/07 at 101         AAA        5,291,600
                 Bonds, Series 1997A (American Museum of Natural History),
                 5.650%, 4/01/22

    1,000,000   New York City Industrial Development Agency, Civic Facility Revenue        11/04 at 102         AAA        1,116,480
                 Bonds (USTA National Tennis Center Incorporated Project),
                 6.375%, 11/15/14

    2,500,000   Dormitory Authority of the State of New York, The New York Public           7/02 at 102         AAA        2,678,575
                 Library Insured Revenue Bonds, Series 1992A, 5.875%, 7/01/22

    2,000,000   Dormitory Authority of the State of New York, New York University           7/01 at 102         AAA        2,127,960
                 Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15

    2,000,000   Dormitory Authority of the State of New York, City University System        No Opt. Call        AAA        2,206,180
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/18

    1,000,000   Dormitory Authority of the State of New York, University of Rochester,      7/04 at 102         AAA        1,034,000
                 Strong Memorial Hospital Revenue Bonds, Series 1994,
                 5.500%, 7/01/21

    2,450,000   Dormitory Authority of the State of New York, Mount Sinai School            7/04 at 102         AAA        2,409,428
                 of Medicine Insured Revenue Bonds, Series 1994A, 5.000%, 7/01/21

    3,000,000   Dormitory Authority of the State of New York, New School for Social         7/07 at 102         AAA        3,232,650
                 Research Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26

    2,000,000   Dormitory Authority of the State of New York, St. Johns University          7/06 at 102         AAA        2,120,520
                 Insured Revenue Bonds, Series 1996, 5.600%, 7/01/16

    3,165,000   Dormitory Authority of the State of New York, City University System        7/00 at 102         AAA        3,358,635
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1990C, 7.000%, 7/01/14

    7,500,000   Dormitory Authority of the State of New York, Ithaca College Insured        7/08 at 101         Aaa        7,395,375
                 Revenue Bonds, Series 1998, 5.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 13.8%

    3,000,000   Dormitory Authority of the State of New York, Ellis Hospital, FHA-I         8/05 at 102         AAA        3,124,350
                 nsured Mortgage Hospital Revenue Bonds, Series 1995, 5.600%, 8/01/25

    4,000,000   Dormitory Authority of the State of New York, Maimonides Medical Center,    2/06 at 102         AAA        4,309,560
                 FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/14

    1,500,000   Dormitory Authority of the State of New York, Vassar Brothers Hospital      1/08 at 102         AAA        1,527,645
                 Insured Revenue Bonds, Series 1997, 5.250%, 7/01/17

    2,685,000   Dormitory Authority of the State of New York (North Shore Health           11/08 at 101         AAA        2,638,281
                 System Obligated Group), North Shore University Hospital at Forest Hills
                 Revenue Bonds, Series 1998, 5.000%, 11/01/23

    2,500,000   New York State Medical Care Facilities Finance Agency, South               11/02 at 102         AAA        2,722,500
                 Nassau Communities Hospital Project Revenue Bonds, 1992 Series A,
                 6.125%, 11/01/11

    2,635,000   New York State Medical Care Facilities Finance Agency, Hospital and         8/02 at 102         AAA        2,825,010
                 Nursing Home, FHA-Insured Mortgage Revenue Bonds, 1992 Series C
                 (Mount Sinai Hospital), 6.375%, 8/15/29

    4,700,000   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102         AAA        4,797,055
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.375%, 2/15/25

    4,310,000   New York State Medical Care Facilities Finance Agency, FHA-Insured          8/05 at 102          AA        4,680,229
                 Mortgage Project Revenue Bonds, 1995 Series F, 6.200%, 8/15/15

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.4%

$   2,240,000   New York State Finance Agency, Housing Project Mortgage Revenue             5/06 at 102         AAA    $   2,418,842
                 Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

    2,000,000   New York State Urban Development Corporation, Section 236 Revenue           1/02 at 102         AAA        2,173,100
                 Bonds, Series 1992A, 6.700%, 1/01/12

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.0%

    2,500,000   State of New York Mortgage Agency, Homeowner Mortgage                       3/03 at 102         Aa2        2,660,375
                 Revenue Bonds, Series 30-B, 6.650%, 10/01/25 (Alternative Minimum Tax)

    1,200,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue              10/03 at 102         Aa2        1,243,896
                 Bonds, Series 30-C-1, 5.850%, 10/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.3%

      210,000   County of Nassau, New York, General Obligation Serial Bonds,               No Opt. Call         AAA          226,426
                 Serial General Improvement Bonds, Series 1993-H, 5.500%, 6/15/16

    1,500,000   County of Nassau, New York, General Obligation Serial Bonds, Serial         8/04 at 103         AAA        1,611,795
                 General Improvement Bonds, Series O, 5.700%, 8/01/13

    4,000,000   The City of New York, New York, General Obligation Bonds, Fiscal 1995      No Opt. Call         AAA        4,853,360
                 Series E, 8.000%, 8/01/05

    2,115,000   City of Niagara Falls, Niagara County, New York, Water Treatment           No Opt. Call         AAA        2,772,405
                 Plant Serial Bonds of 1994, 8.500%, 11/01/08 (Alternative Minimum Tax)

                City of Niagara Falls, Niagara County, New York, Public
                Improvement Serial Bonds of 1994:
    1,000,000    7.500%, 3/01/13                                                           No Opt. Call         AAA        1,287,180
    2,000,000    6.900%, 3/01/22                                                            3/04 at 102         AAA        2,272,540

    2,750,000   City of Yonkers, New York, Refunding Serial Bonds, 1993-C,                  9/03 at 102         AAA        2,913,790
                 5.500%, 9/01/09

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 6.8%

    6,000,000   Dormitory Authority of the State of New York, Municipal Health              1/09 at 101         AAA        5,897,100
                 Facilities Improvement Program Lease Revenue Bonds (New York City Issue),
                 1998 Series 1, 5.000%, 1/15/23

    5,250,000   Dormitory Authority of the State of New York, Mental Health                 8/08 at 101         AAA        5,174,138
                 Services Facilities Improvement Revenue Bonds, Series 1998D,
                 5.000%, 2/15/23

       20,000   New York State Medical Care Facilities Financing Agency, Mental             2/02 at 102         AAA           21,641
                 Health Services Facilities Improvement Revenue Bonds, 1992 Series A,
                 6.375%, 8/15/17

    1,900,000   New York State Urban Development Corporation, Correctional Facilities      No Opt. Call         AAA        2,002,885
                  Revenue Bonds, 1993A Refunding Series, 5.250%, 1/01/14

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.8%

    4,500,000   Metropolitan Transportation Authority, Commuter Facilities Revenue      7/07 at 101 1/2         AAA        4,773,105
                 Bonds, Series 1997A,5.625%, 7/01/27

    1,800,000   Monroe County Airport Authority, Greater Rochester International Airport    1/03 at 102         AAA        1,811,322
                 Revenue Refunding Bonds, Series 1993, 5.375%, 1/01/19
                 (Alternative Minimum Tax)

    1,900,000   New York City Industrial Development Agency, Amended and Restated          11/04 at 102         AAA        2,042,975
                 Industrial Development Revenue Bonds (1991 Japan Airlines Company,
                 Ltd. Project), 6.000%, 11/01/15 (Alternative Minimum Tax)

    2,500,000   The Port Authority of New York and New Jersey, Consolidated Bonds,          1/03 at 101         AAA        2,611,450
                 Eighty-Fourth Series, 5.875%, 7/15/16 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 20.9%

    2,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue          7/02 at 102         AAA        2,192,460
                 Bonds, Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

    1,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue      7/04 at 101 1/2         AAA        1,130,940
                 Bonds, Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

    1,700,000   Metropolitan Transportation Authority, Transit Facilities Revenue           7/06 at 102         AAA        1,942,930
                 Bonds, Series 1996A, 6.100%, 7/01/21 (Pre-refunded to 7/01/06)

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$   2,385,000   The City of New York, General Obligation Bonds, 1992 Series C,          8/02 at 101 1/2         AAA   $    2,634,566
                 6.625%, 8/01/14 (Pre-refunded to 8/01/02)

    1,500,000   The City of New York, General Obligation Bonds, Fiscal 1990             8/99 at 100 3/4         AAA        1,525,530
                 Series F, 6.000%, 8/01/19

    2,500,000   Dormitory Authority of the State of New York, State University              5/03 at 102         AAA        2,757,300
                 Educational Facilities Revenue Bonds, Series 1995A, 6.000%, 5/15/22
                 (Pre-refunded to 5/15/03)

    1,000,000   Dormitory Authority of the State of New York, Colgate University            7/01 at 102         AAA        1,082,460
                 Insured Revenue Bonds, Series 1991A, 6.500%, 7/01/21
                 (Pre-refunded to 7/01/01)

    6,855,000   Dormitory Authority of the State of New York, City University System        7/04 at 102         AAA        7,901,759
                 Consolidated Third General Resolution Revenue Bonds, 1994 Series 2,
                 6.750%, 7/01/24 (Pre-refunded to 7/01/04)

    1,335,000   Dormitory Authority of the State of New York, City University System        7/00 at 102         AAA        1,421,481
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1990C, 7.000%, 7/01/14 (Pre-refunded to 7/01/00)

      100,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt 2/00 at 102         AAA          105,621
                 Hospital Center, FHA-Insured Mortgage Revenue Bonds, 1989 Series B,
                 7.450%, 2/15/29 (Pre-refunded to 2/15/00)

    7,800,000   New York State Medical Care Facilities Finance Agency, New York             2/05 at 102         AAA        9,058,374
                 Hospital, FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

    1,980,000   New York Medical Care Facilities Finance Agency, Mental Health Services     2/02 at 102         AAA        2,155,190
                 Facilities Improvement Revenue Bonds, 1992 Series A, 6.375%,
                 8/15/17 (Pre-refunded to 2/15/02)

    1,900,000   New York State Thruway Authority, General Revenue Bonds,                    1/05 at 102         AAA        2,124,124
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)

      100,000   County of Niagara, New York, Public Improvement Serial Bonds                8/00 at 102         AAA          105,238
                 of 1993, 5.750%, 8/15/20 (Pre-refunded to 8/15/00)

    3,800,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,      1/01 at 100         AAA        3,959,334
                 Series T, 6.000%, 1/01/22 (Pre-refunded to 1/01/01)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.4%

    1,165,000   Islip Resource Recovery Agency, Resource Recovery System Revenue            7/04 at 102         AAA        1,271,854
                 Bonds (1985 Facility -  Series B (1994)), 6.125%, 7/01/13
                 (Alternative Minimum Tax)

    6,875,000   Long Island Power Authority, Electric System General Revenue                6/08 at 101         AAA        6,886,069
                 Bonds, Series 1998A, 5.125%, 12/01/22

    2,500,000   New York State Energy Research and Development Authority, Adjustable        5/02 at 102         AAA        2,720,675
                 Rate Gas Facilities Revenue Bonds, Series 1989A (The Brooklyn Union
                 Gas Company Project), 6.750%, 2/01/24 (Alternative Minimum Tax)

    2,750,000   New York State Energy Research and Development Authority, Gas               7/03 at 102         AAA        2,853,455
                 Facilities Revenue Bonds, Series C (The Brooklyn Union Gas Company
                 Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

    2,500,000   New York State Energy Research and Development Authority,                   7/05 at 102         AAA        2,720,875
                  Adjustable Rate Pollution Control Revenue Bonds (New York State
                 Electric and Gas Corporation Project), 1987 Series A,
                 6.150%, 7/01/26 (Alternative Minimum Tax)

    6,100,000   New York State Energy Research and Development Authority,                   5/02 at 102         AAA        6,597,455
                 Pollution Control Revenue Bonds, Series 1992B (Rochester Gas
                 and Electric Corporation Projects), 6.500%, 5/15/32
                 (Alternative Minimum Tax)

    2,500,000   New York State Energy Research and Development Authority,                  12/01 at 101         AAA        2,662,925
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.3%

    2,000,000   New York City, New York, Municipal Water Finance Authority,                 6/05 at 101         AAA        2,155,380
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25

    1,500,000   New York City, New York, Municipal Water Finance Authority, Water           6/08 at 101         AAA        1,472,084
                 and Sewer System Revenue Bonds, Fiscal 1999 Series A, 5.000%, 6/15/27

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$   2,500,000   Suffolk County Water Authority, New York, Water System Revenue             No Opt. Call         AAA    $   2,626,050
                 Bonds, Series 1993 Refunding, 5.100%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
$ 177,385,000   Total Investments - (cost $176,207,523) - 98.7%                                                          189,763,468
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       2,561,164
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  192,324,632
====================================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
MARCH 31, 1999
(UNAUDITED)

                                                                                                                             INSURED
                                                       NEW YORK          NEW YORK          NEW YORK         NEW YORK        NEW YORK
                                      NEW YORK      PERFORMANCE        INVESTMENT            SELECT          QUALITY         PREMIUM
                                         VALUE             PLUS           QUALITY           QUALITY           INCOME          INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in
   municipal securities,
   at market value (note 1)       $154,075,682     $330,714,406      $386,310,337      $508,103,641     $536,207,053    $189,763,468
 Temporary investments in short-term
   municipal securities, at amortized
   cost, which approximates market
   value (note 1)                    2,000,000        6,200,000                --                --        2,400,000              --
 Cash                                       --               --         1,685,258                --          609,769         654,003
 Receivables:
   Interest                          2,386,473        5,587,038         6,701,336         8,513,191        8,616,194       2,742,990
   Investments sold                    270,000        1,660,000                --           997,417               --              --
 Other assets                           24,266           48,722            41,979            51,378           43,523           8,644
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                 158,756,421      344,210,166       394,738,910       517,665,627      547,876,539     193,169,105
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                        277,389        2,023,205                --           204,167               --              --
 Payable for investments purchased   4,413,187               --                --         2,820,300        3,531,055              --
 Accrued expenses:
   Management fees (note 6)             75,586          184,951           212,731           275,884          291,403         105,545
   Other                               143,432          189,898           244,233           240,446          221,146         157,747
 Preferred share dividends payable          --           33,385            17,758            65,353           55,794           6,187
 Common share dividends payable        657,742        1,285,989         1,460,841         1,917,737        1,867,690         574,994
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities              5,567,336        3,717,428         1,935,563         5,523,887        5,967,088         844,473
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)               $153,189,085     $340,492,738      $392,803,347      $512,141,740     $541,909,451    $192,324,632
====================================================================================================================================
Preferred shares, at
   liquidation value                       N/A     $104,300,000      $120,000,000      $150,000,000     $170,000,000    $ 65,000,000
====================================================================================================================================

Preferred shares outstanding               N/A            4,172             4,800             6,000            6,800           2,600
====================================================================================================================================

Common shares outstanding           15,120,364       14,867,499        17,601,281        23,245,998       23,945,236       8,273,548
====================================================================================================================================

Net asset value per Common share
   outstanding (net assets less
   Preferred shares at liquidation
   value, divided by Common
   shares outstanding)                $  10.13         $  15.89          $  15.50          $  15.58         $  15.53        $  15.39
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999
(UNAUDITED)

                                                                                                                             INSURED
                                                       NEW YORK          NEW YORK          NEW YORK         NEW YORK        NEW YORK
                                      NEW YORK      PERFORMANCE        INVESTMENT            SELECT          QUALITY         PREMIUM
                                         VALUE             PLUS           QUALITY           QUALITY           INCOME          INCOME
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)         $ 4,464,941      $10,606,194       $12,077,440       $15,630,318      $15,698,396     $ 5,208,167
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)              454,518        1,091,557         1,255,874         1,627,997        1,718,821         622,147
 Preferred shares - auction fees            --          130,017           149,589           186,987          211,917          81,028
 Preferred shares - dividend
   disbursing agent fees                    --           14,959             9,972             9,972           14,959           9,972
 Shareholders' servicing agent
   fees and expenses                    26,830           25,799            22,014            22,420           22,129           8,265
 Custodian's fees and expenses          22,006           31,765            33,512            39,905           40,670          23,507
 Directors' fees and expenses (note 6)     741            1,642             1,898             2,462            2,588             901
 Professional fees                       8,463            8,962             9,045             9,207            9,242           8,922
 Shareholders' reports - printing
   and mailing expenses                 28,150           39,641            43,705            54,021           56,732          25,227
 Stock exchange listing fees            12,420           12,422            12,465            16,633           16,242           8,063
 Investor relations expense              7,929           15,061            16,617            20,759           21,689           7,706
 Portfolio insurance expense                --               --            62,160            62,160           13,737          10,259
 Other expenses                          4,221           10,598            11,002            15,114           15,567           6,304
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                         565,278        1,382,423         1,627,853         2,067,637        2,144,293         812,301
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                3,899,663        9,223,771        10,449,587        13,562,681       13,554,103       4,395,866
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) FROM INVESTMENTS
 Net realized gain from investment
   transactions (notes 1 and 4)        232,589          772,371           403,740           575,118          218,377         449,938
 Net change in unrealized appreciation
   or depreciation of investments   (2,614,543)      (6,067,703)       (5,576,161)       (9,073,551)      (8,196,066)    (2,885,667)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments    (2,381,954)      (5,295,332)       (5,172,421)       (8,498,433)      (7,977,689)    (2,435,729)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                 $ 1,517,709      $ 3,928,439       $ 5,277,166       $ 5,064,248      $ 5,576,414     $ 1,960,137
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                        NEW YORK VALUE                NEW YORK PERFORMANCE PLUS         NEW YORK INVESTMENT QUALITY
------------------------------------------------------------------------------------------------------------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                       3/31/99          9/30/98           3/31/99           9/30/98          3/31/99         9/30/98
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income             $ 3,899,663      $ 8,298,135       $ 9,223,771      $ 19,254,714     $ 10,449,587    $ 21,729,641
 Net realized gain from investment
   transactions (notes 1 and 4)        232,589        1,468,661           772,371         2,099,484          403,740       1,933,637
 Net change in unrealized
   appreciation or depreciation
   of investments                   (2,614,543)       1,486,634        (6,067,703)       (1,976,859)      (5,576,161)      (428,616)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   1,517,709       11,253,430         3,928,439        19,377,339        5,277,166      23,234,662
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 1)
From undistributed net
investment income:
   Common shareholders              (3,946,416)      (8,299,761)       (7,746,572)      (16,007,084)      (8,996,590)   (18,489,907)
   Preferred shareholders                  N/A              N/A        (1,509,854)       (3,395,042)      (1,553,205)    (3,875,037)
From accumulated net realized
gains from investment transactions:
   Common shareholders              (1,468,187)      (1,378,269)               --                --       (1,505,529)      (236,971)
   Preferred shareholders                  N/A              N/A                --                --         (277,776)       (49,109)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (5,414,603)      (9,678,030)       (9,256,426)      (19,402,126)     (12,333,100)   (22,651,024)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions            --        1,212,773         1,146,405         2,379,076        1,486,787       2,220,112
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                    (3,896,894)       2,788,173        (4,181,582)        2,354,289       (5,569,147)      2,803,750
Net assets at beginning of period  157,085,979      154,297,806       344,674,320       342,320,031      398,372,494     395,568,744
====================================================================================================================================
Net assets at end of period       $153,189,085     $157,085,979      $340,492,738      $344,674,320     $392,803,347    $398,372,494
====================================================================================================================================

Balance of undistributed net
   investment income at
   end of period                     $   7,466       $   54,219         $ 484,721        $  517,376       $  490,638      $  590,846
------------------------------------------------------------------------------------------------------------------------------------

                                    NEW YORK SELECT QUALITY             NEW YORK QUALITY INCOME      INSURED NEW YORK PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                       3/31/99          9/30/98           3/31/99           9/30/98          3/31/99         9/30/98
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
 Net investment income            $ 13,562,681     $ 27,388,420      $ 13,554,103      $ 27,295,675      $ 4,395,866     $ 8,756,117
 Net realized gain from investment
   transactions (notes 1 and 4)        575,118        1,321,723           218,377           989,837          449,938         794,190
 Net change in unrealized
   appreciation or depreciation
   of investments                   (9,073,551)       1,048,429        (8,196,066)        5,915,060       (2,885,667)      5,335,299
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   5,064,248       29,758,572         5,576,414        34,200,572        1,960,137      14,885,606
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 1)
From undistributed
net investment income:
   Common shareholders             (11,478,542)     (22,762,023)      (11,231,356)      (22,202,539)      (3,412,701)    (6,765,972)
   Preferred shareholders           (2,136,321)      (5,021,632)       (2,406,763)       (5,593,080)        (928,539)    (2,105,104)
From accumulated net realized
gains from investment transactions:
   Common shareholders              (1,003,402)              --          (794,873)         (511,676)              --              --
   Preferred shareholders             (220,788)              --          (148,310)         (129,543)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (14,839,053)     (27,783,655)      (14,581,302)      (28,436,838)      (4,341,240)    (8,871,076)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions     2,299,289        4,348,938         2,118,863         3,704,412          399,903         478,559
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                    (7,475,516)       6,323,855        (6,886,025)        9,468,146       (1,981,200)      6,493,089
Net assets at beginning of period  519,617,256      513,293,401       548,795,476       539,327,330      194,305,832     187,812,743
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period       $512,141,740     $519,617,256      $541,909,451      $548,795,476     $192,324,632    $194,305,832
====================================================================================================================================

Balance of undistributed net
   investment income at
   end of period                    $  566,802        $ 618,984        $ 673,213         $ 757,229        $ 501,066       $ 446,440
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The New York Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Performance Plus Municipal Fund, Inc.
(NNP), Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 1999, New York Value and New York Quality Income had outstanding when-issued purchase commitments of $4,413,187 and $3,531,055, respectively. There were no such outstanding purchase commitments in any of the other Funds.

INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for New York Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

NOTES TO FINANCIAL STATEMENTS (continued)
(UNAUDITED)

PREFERRED SHARES
New York Value is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                                                  INSURED
                                            NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                          PERFORMANCE   INVESTMENT       SELECT      QUALITY      PREMIUM
                                                PLUS       QUALITY      QUALITY       INCOME       INCOME
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                    1,600            --           --        2,200        1,320
   Series T                                       --         2,400           --           --        1,280
   Series W                                    2,000            --        2,400        2,200           --
   Series Th                                      --            --        3,600        2,400           --
   Series F                                      572         2,400           --           --           --
---------------------------------------------------------------------------------------------------------
Total                                          4,172         4,800        6,000        6,800        2,600
=========================================================================================================

INSURANCE
New York Investment Quality, New York Select Quality, New York Quality Income and Insured New York Premium Income invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended March 31, 1999.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in Common shares were as follows:

                                                           NEW YORK VALUE        NEW YORK PERFORMANCE PLUS
--------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                                                             3/31/99    9/30/98           3/31/99     9/30/98
--------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                           --    116,219            65,354     133,661
====================================================================================================================
                                                     NEW YORK INVESTMENT QUALITY  NEW YORK SELECT QUALITY
--------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                                                             3/31/99    9/30/98           3/31/99     9/30/98
--------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                       84,403    125,667           135,123     258,860
====================================================================================================================
                                                                                     INSURED NEW YORK
                                                       NEW YORK QUALITY INCOME        PREMIUM INCOME
--------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                                                             3/31/99    9/30/98           3/31/99     9/30/98
--------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                      128,336    227,308            24,982      31,006
====================================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid May 3, 1999, to shareholders of record on April 15, 1999, as follows:

                                                                                                  INSURED
                                            NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                               NEW YORK  PERFORMANCE    INVESTMENT       SELECT      QUALITY      PREMIUM
                                  VALUE         PLUS       QUALITY      QUALITY       INCOME       INCOME
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0415       $.0865        $.0830       $.0825       $.0780       $.0695
=========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and temporary municipal securities during the six months ended March 31, 1999, were as follows:

                                                                                                        INSURED
                                                  NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                     NEW YORK  PERFORMANCE    INVESTMENT       SELECT      QUALITY      PREMIUM
                                        VALUE         PLUS       QUALITY      QUALITY       INCOME       INCOME
---------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities   $18,912,838 $28,769,537  $27,262,288  $18,346,699  $14,639,577   $7,352,430
   Temporary municipal securities    23,200,000  33,925,000   19,600,000   14,900,000   14,700,000    3,200,000
Sales and Maturities:
   Long-term municipal securities    17,162,065  37,863,134   25,674,656   14,941,575   12,433,268    6,968,880
   Temporary municipal securities    21,900,000  29,225,000   20,700,000   15,600,000   12,800,000    3,600,000
===============================================================================================================

At March 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At September 30, 1998, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                  INSURED
                                                    NEW YORK     NEW YORK
                                                 PERFORMANCE      PREMIUM
                                                        PLUS       INCOME
-------------------------------------------------------------------------
Expiration year:
   2002                                                $  --   $1,457,571
   2003                                                   --        3,373
   2004                                              468,497    2,802,391
   2005                                                   --      540,548
-------------------------------------------------------------------------
Total                                               $468,497   $4,803,883
=========================================================================


NOTES TO FINANCIAL STATEMENTS (continued)
(UNAUDITED)

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 1999, were as follows:

                                                                                                  INSURED
                                            NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                               NEW YORK  PERFORMANCE    INVESTMENT       SELECT      QUALITY      PREMIUM
                                  VALUE         PLUS       QUALITY      QUALITY       INCOME       INCOME
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation              $8,683,259  $18,796,772   $24,505,139  $35,248,616  $37,441,275  $13,560,366
   depreciation                (145,465)    (192,170)     (119,223)      (8,108)     (13,255)      (4,421)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation  $8,537,794  $18,604,602   $24,385,916  $35,240,508  $37,428,020  $13,555,945
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under New York Value's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, of .35 of 1% of the average daily net asset value of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under the Funds' (excluding New York Value) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

AVERAGE DAILY NET ASSET VALUE                           MANAGEMENT FEE
----------------------------------------------------------------------
For the first $125 million                                 .6500 of 1%
For the next $125 million                                  .6375 of 1
For the next $250 million                                  .6250 of 1
For the next $500 million                                  .6125 of 1
For the next $1 billion                                    .6000 of 1
For net assets over $2 billion                             .5875 of 1
=====================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS At March 31, 1999, net assets consisted of:

                                                                                                  INSURED
                                            NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                               NEW YORK  PERFORMANCE    INVESTMENT       SELECT      QUALITY      PREMIUM
                                  VALUE         PLUS       QUALITY      QUALITY       INCOME       INCOME
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value         $   N/A $104,300,000  $120,000,000 $150,000,000 $170,000,000  $65,000,000
Common shares, $.01 par
   value per share              151,204      148,675       176,013      232,460      239,452       82,735
Paid-in surplus             144,261,019  216,649,447   247,308,305  325,527,941  333,347,762  117,538,833
Balance of undistributed
   net investment income          7,466      484,721       490,638      566,802      673,213      501,066
Accumulated net realized gain
   (loss) from investment
   transactions                 231,602      305,293       442,475      574,029      221,004   (4,353,947)
Net unrealized appreciation
   of investments             8,537,794   18,604,602    24,385,916   35,240,508   37,428,020   13,555,945
---------------------------------------------------------------------------------------------------------
Net assets                 $153,189,085 $340,492,738  $392,803,347 $512,141,740 $541,909,451 $192,324,632
=========================================================================================================
Authorized shares:
   Common                   250,000,000  200,000,000   200,000,000  200,000,000  200,000,000  200,000,000
   Preferred                        N/A    1,000,000     1,000,000    1,000,000    1,000,000    1,000,000
=========================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                           Financial Highlights
                           (Unaudited)
                           Selected data for a Common share outstanding throughout each period is as follows:

                                                       Investment Operations
                                                               Net
                                                               Realized/
                                    Beginning     Net          Unrealized
                                    Net Asset     Investment   Investment
                                    Value         Income       Gain (Loss)      Total
New York Value
Year Ended 9/30:
    1999(a)                         $10.39        $ .26        $ (.16)          $ .10
    1998                             10.28          .55           .20             .75
    1997                             10.23          .62           .06             .68
    1996                             10.44          .64          (.15)            .49
    1995                             10.39          .66           .06             .72
    1994                             10.99          .66          (.57)            .09
New York Performance Plus
Year Ended 9/30:
    1999(a)                          16.24          .62          (.35)            .27
    1998                             16.23         1.31           .02            1.33
    1997                             16.17         1.35           .06            1.41
    1996                             16.41         1.36          (.22)           1.14
    1995                             15.91         1.37           .52            1.89
    1994                             17.24         1.36         (1.29)            .07
New York Investment Quality
Year Ended 9/30:
    1999(a)                          15.89          .59          (.27)            .32
    1998                             15.85         1.24           .09            1.33
    1997                             15.89         1.29          (.01)           1.28
    1996                             16.16         1.30          (.25)           1.05
    1995                             15.71         1.30           .48            1.78
    1994                             17.29         1.30         (1.56)           (.26)
New York Select Quality
Year Ended 9/30:
    1999(a)                          15.99          .59          (.36)            .23
    1998                             15.90         1.19           .11            1.30
    1997                             15.78         1.21           .13            1.34
    1996                             15.90         1.22          (.06)           1.16
    1995                             15.24         1.23           .69            1.92
    1994                             17.03         1.22         (1.76)           (.54)
New York Quality Income
Year Ended 9/30:
    1999(a)                          15.90          .57          (.33)            .24
    1998                             15.66         1.15           .30            1.45
    1997                             15.32         1.17           .39            1.56
    1996                             15.31         1.19           .04            1.23
    1995                             14.51         1.19           .84            2.03
    1994                             16.50         1.18         (1.96)           (.78)
Insured New York
Premium Income
Year Ended 9/30:
    1999(a)                          15.68          .53          (.30)            .23
    1998                             14.95         1.06           .75            1.81
    1997                             14.26         1.07           .69            1.76
    1996                             13.92         1.08           .33            1.41
    1995                             12.74         1.08          1.20            2.28
    1994                             15.34         1.05         (2.62)          (1.57)

                                                                Less Distributions

                                    Net              Net
                                    Investment       Investment             Capital              Capital
                                    Income           Income                 Gains                Gains
                                    To Common        To Preferred           To Common            To Preferred
                                    Shareholders     Shareholders+          Shareholders         Shareholders+  Total
New York Value
Year Ended 9/30:
    1999(a)                         $ (.26)          $ N/A                  $ (.10)              $ N/A          $ (.36)
    1998                              (.55)            N/A                    (.09)                N/A            (.64)
    1997                              (.62)            N/A                    (.01)                N/A            (.63)
    1996                              (.66)            N/A                    (.04)                N/A            (.70)
    1995                              (.67)            N/A                      --                 N/A            (.67)
    1994                              (.67)            N/A                    (.02)                N/A            (.69)
New York Performance Plus
Year Ended 9/30:
    1999(a)                           (.52)           (.10)                     --                 --             (.62)
    1998                             (1.09)           (.23)                     --                 --            (1.32)
    1997                             (1.11)           (.24)                     --                 --            (1.35)
    1996                             (1.13)           (.25)                     --                 --            (1.38)
    1995                             (1.12)           (.27)                     --                 --            (1.39)
    1994                             (1.13)           (.27)                     --                 --            (1.40)
New York Investment Quality
Year Ended 9/30:
    1999(a)                           (.51)            (.09)                  (.09)               (.02)           (.71)
    1998                             (1.06)           (.22)                   (.01)                --            (1.29)
    1997                             (1.07)           (.22)                   (.02)               (.01)          (1.32)
    1996                             (1.05)           (.24)                   (.02)               (.01)          (1.32)
    1995                             (1.05)           (.28)                     --                 --            (1.33)
    1994                             (1.08)           (.24)                     --                 --            (1.32)
New York Select Quality
Year Ended 9/30:
    1999(a)                           (.50)           (.09)                   (.04)               (.01)           (.64)
    1998                              (.99)           (.22)                     --                 --            (1.21)
    1997                              (.99)           (.22)                   (.01)                --            (1.22)
    1996                             (1.01)           (.23)                   (.03)               (.01)          (1.28)
    1995                             (1.01)           (.25)                     --                 --            (1.26)
    1994                             (1.06)           (.18)                   (.01)                --            (1.25)
New York Quality Income
Year Ended 9/30:
    1999(a)                           (.47)           (.10)                   (.03)               (.01)           (.61)
    1998                              (.94)           (.24)                   (.02)               (.01)          (1.21)
    1997                              (.94)           (.24)                   (.03)               (.01)          (1.22)
    1996                              (.94)           (.25)                   (.02)               (.01)          (1.22)
    1995                              (.94)           (.27)                   (.02)                --            (1.23)
    1994                              (.95)           (.24)                   (.02)                --            (1.21)
Insured New York
Premium Income
Year Ended 9/30:
    1999(a)                           (.41)            (.11)                    --                 --             (.52)
    1998                              (.82)            (.26)                    --                 --            (1.08)
    1997                              (.82)            (.25)                    --                 --            (1.07)
    1996                              (.80)            (.27)                    --                 --            (1.07)
    1995                              (.81)            (.29)                    --                 --            (1.10)
    1994                              (.84)            (.19)                    --                 --            (1.03)

                                                                        Total Returns

                                                  Ending
                                                  Net Asset    Ending             Based on         Based on Net
                                                  Value        Market             Value            Market Value**
New York Value
Year Ended 9/30:
    1999(a)                                       $10.13       $10.0625           2.95%             .96%
    1998                                           10.39        10.1250            .87             7.57
    1997                                           10.28        10.6875           8.11             6.87
    1996                                           10.23        10.5000           8.07             4.85
    1995                                           10.44        10.3750           5.33             7.24
    1994                                           10.39        10.5000           (.77)             .78
New York Performance Plus
Year Ended 9/30:
    1999(a)                                        15.89        17.2500            .13             1.07
    1998                                           16.24        17.7500            .63             7.00
    1997                                           16.23        18.7500          15.77             7.49
    1996                                           16.17        17.2500          10.76             5.53
    1995                                           16.41        16.6250          12.43            10.62
    1994                                           15.91        15.8750          (5.07)           (1.22)
New York Investment Quality
Year Ended 9/30:
    1999(a)                                        15.50        17.1250           1.23             1.32
    1998                                           15.89        17.5000           2.60             7.27
    1997                                           15.85        18.1250          14.40             6.84
    1996                                           15.89        16.8750           9.01             5.09
    1995                                           16.16        16.5000          15.87             9.98
    1994                                           15.71        15.2500          (6.26)           (2.97)
New York Select Quality
Year Ended 9/30:
    1999(a)                                        15.58        16.5625            .93              .82
    1998                                           15.99        16.9375           6.84             7.01
    1997                                           15.90        16.8125          11.77             7.34
    1996                                           15.78        16.0000           8.26             5.86
    1995                                           15.90        15.7500          15.34            11.41
    1994                                           15.24        14.6250          (4.30)           (4.32)
New York Quality Income
Year Ended 9/30:
    1999(a)                                        15.53        16.3125           1.14              .84
    1998                                           15.90        16.6250           8.89             7.90
    1997                                           15.66        16.1875          12.90             8.80
    1996                                           15.32        15.2500          10.96             6.45
    1995                                           15.31        14.6250          11.96            12.58
    1994                                           14.51        14.0000          (3.58)           (6.37)
Insured New York
Premium Income
Year Ended 9/30:
    1999(a)                                        15.39        16.1875           5.86              .80
    1998                                           15.68        15.6875          11.29            10.67
    1997                                           14.95        14.8750          14.63            10.93
    1996                                           14.26        13.7500          11.15             8.35
    1995                                           13.92        13.1250          22.11            16.30
    1994                                           12.74        11.5000         (16.98)          (11.85)
                                                                         Ratios/Supplemental Data
                                                                     Ratio of Net                        Ratio of Net
                                                    Ratio of         Investment         Ratio of         Investment
                                                    Expenses to      Income to          Expenses to      Income to
                                                    Average          Average            Average Total    Average Total
                                       Ending       Net Assets       Net Assets         Net Assets       Net Assets       Portfolio
                                       Net Assets   Applicable to    Applicable to      Including        Including        Turnover
                                       (000)        Common Shares++  Common Shares++    Preferred++      Preferred++      Rate
New York Value
Year Ended 9/30:
    1999(a)                            $153,189       .73%*           5.05%*             N/A%             N/A%             11%
    1998                                157,086       .75             5.37               N/A              N/A              36
    1997                                154,298       .79             6.10               N/A              N/A              28
    1996                                151,848       .83             6.16               N/A              N/A               7
    1995                                124,484       .80             6.38               N/A              N/A              12
    1994                                122,311       .84             6.16               N/A              N/A               4
New York Performance Plus
Year Ended 9/30:
    1999(a)                             340,493      1.16*            7.76*              .81*             5.40*             9
    1998                                344,674      1.17             8.10               .81              5.63             30
    1997                                342,320      1.17             8.38               .81              5.81              7
    1996                                339,360      1.18             8.30               .82              5.76              2
    1995                                340,246      1.25             8.47               .86              5.86             15
    1994                                163,591      1.23             8.19               .87              5.76              2
New York Investment Quality
Year Ended 9/30:
    1999(a)                             392,803      1.19*            7.61*              .83*             5.30*             7
    1998                                398,372      1.18             7.88               .82              5.49             20
    1997                                395,569      1.18             8.18               .82              5.69              2
    1996                                394,189      1.18             8.09               .82              5.63              4
    1995                                396,012      1.22             8.29               .84              5.73              4
    1994                                387,955      1.18             7.89               .83              5.53              2
New York Select Quality
Year Ended 9/30:
    1999(a)                             512,142      1.14*            7.45*              .80*             5.28*             3
    1998                                519,617      1.14             7.51               .81              5.32             11
    1997                                513,293      1.15             7.70               .81              5.43              3
    1996                                506,128      1.14             7.68               .80              5.40              4
    1995                                505,340      1.17             7.99               .82              5.56              5
    1994                                490,530      1.18             7.63               .83              5.38              2
New York Quality Income
Year Ended 9/30:
    1999(a)                             541,909      1.15*            7.25*              .79*             4.99*             2
    1998                                548,795      1.16             7.33               .79              5.03             12
    1997                                539,327      1.17             7.59               .80              5.17             13
    1996                                528,934      1.17             7.73               .79              5.25              9
    1995                                528,027      1.21             8.09               .81              5.42              4
    1994                                509,344      1.20             7.65               .82              5.20              5
Insured New York
Premium Income
Year Ended 9/30:
    1999(a)                             192,325      1.27*            6.87*              .84*             4.56*             4
    1998                                194,306      1.29             6.99               .85              4.60             15
    1997                                187,813      1.32             7.42               .85              4.80             24
    1996                                182,176      1.34             7.59               .86              4.87             21
    1995                                179,368      1.51             8.04               .95              5.05             32
    1994                                 86,720      1.50             7.48               .96              4.80              5

N/A Fund is not authorized to issue Preferred shares.
 * Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
   Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
   Total returns are not annualized for periods less than one year.
+  The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to
   Preferred Shares, if applicable.
(a) For the six months ended March 31, 1999.

Building a Better Portfolio
Can Make You a Successful Investor

NUVEEN FAMILY
OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse
Growth Fund

GROWTH AND INCOME
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

INCOME
Income Fund

TAX-FREE INCOME
NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds PLUS the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations.We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six months ended March 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations
JOHN NUVEEN, SR. (PHOTO)


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



logo
NUVEEN
helping investors sustain the wealth of a liftime.(tm)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

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